UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2012

Select Satellite Funds
Absolute Return Tracker
Commodity Strategy
Dynamic Allocation
Managed Futures Strategy
International Real Estate Securities
Real Estate Securities

Goldman Sachs Select Satellite Funds

■	ABSOLUTE RETURN TRACKER

■	COMMODITY STRATEGY

■	DYNAMIC ALLOCATION

■	MANAGED FUTURES STRATEGY

■	INTERNATIONAL REAL ESTATE SECURITIES

■	REAL ESTATE SECURITIES

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussions and Performance Summaries	4

Schedules of Investments	35

Financial Statements	52

Financial Highlights	58

Notes to Financial Statements	70

Other Information	94

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SELECT SATELLITE FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs Absolute Return Tracker Fund seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. The Investment Adviser selects the Fund’s investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund return (the portion of returns derived from exposure to sources of market risk). The Fund intends to invest in securities and other financial instruments that provide short or long exposure to the market factors that represent these sources of market risk and returns. From time to time, regulatory constraints or other considerations may prevent the Fund from replicating the returns of the market factors. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may be obligated to cover its short position at a higher price than the short price, resulting in a loss. Losses on short sales are potentially unlimited as a loss occurs when the value of a security sold short increases. The Fund is not appropriate for all investors. The Investment Adviser’s use of quantitative models to execute the Fund’s investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes.

The Goldman Sachs Commodity Strategy Fund seeks to maintain substantial economic exposure to the performance of the commodities markets. The Fund primarily gains exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary primarily obtains its commodity exposure by investing in commodity-linked swaps (which may include total return swaps). The Subsidiary also invests in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivates result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may hold significant amounts of U.S. Treasury or short-term investments. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s investments in mortgage-backed securities are subject to prepayment risk, the risk that in a declining interest rate environment the Fund’s underlying mortgages may be prepaid, causing the Fund to have to reinvest at lower interest rates. The Fund may also invest in foreign securities, which may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Dynamic Allocation Fund invests primarily in exchange-traded funds (“ETFs”) and derivative instruments, including futures and swaps, that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. The Fund’s borrowing and use of derivates result in leverage, which can make the Fund more volatile. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund may also hold significant amounts of U.S. Treasury or short-term instruments. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund’s fixed income investments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. High yield, lower rated securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The Fund may also invest in foreign securities, including emerging markets securities, which may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s investments in other investment companies (including ETFs) subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs International Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry outside the United States, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

GOLDMAN SACHS SELECT SATELLITE FUNDS

The Goldman Sachs Managed Futures Strategy Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income, currencies, and commodities, to seek long-term absolute return. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit/default, liquidity, interest rate, call, and extension risk. The Fund’s equity investments are subject to market risk, which means that the value of its investments may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Different investment styles tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Managed futures strategies have historically offered the potential for stronger performance in extreme bull and bear markets and weaker performance in range-bound and sharply reversing markets. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuation and adverse economic or political developments. The Fund is subject to the risk that exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Derivative investments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risk of default by a counterparty; and liquidity risk. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund’s over-the-counter transactions are subject to less government regulation and supervision. The Fund’s borrowing and use of derivatives may result in leverage, which can make the Fund more volatile. The tax treatment of commodity-linked derivative instruments may be adversely affected by future legislation or regulatory developments. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Goldman Sachs Real Estate Securities Fund invests primarily in a portfolio of equity investments in issuers that are primarily engaged in or related to the real estate industry, including real estate investment trusts (“REITs”). Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Because the Fund concentrates its investments in the real estate industry, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting this industry than if its investments were more diversified across different industries, and its performance may be substantially different from that of the broader stock market. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

PORTFOLIO RESULTS

Goldman Sachs Absolute Return Tracker Fund

Investment Objective

Effective April 2, 2012, the Fund’s investment objective is to seek to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds. Effective the same date, the Fund’s investment strategies changed accordingly to reflect that the Fund no longer seeks to track the Goldman Sachs Absolute Return Tracker Index (the “GS-ART Index”). Consistent with the Fund’s investment objective, the Fund continues to seek to replicate the investment returns of hedge fund betas (that is, that portion of the returns of hedge funds, as a broad asset class, that results from market exposure rather than manager skill). Prior to April 2, 2012, the Fund’s investment objective was to seek to achieve investment results that approximated the performance of the GS-ART Index.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team (the “Team”) discusses the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (“the Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 0.46%, 0.00%, 0.67%, 0.56% and 0.23%, respectively. These returns compare to the 1.22% cumulative total returns of the Fund’s benchmark, the HFRX Global Hedge Fund Index[1], during the same time period. The Fund’s prior benchmark, the GS-ART Index, returned 1.25% over the Reporting Period.

Q	Were there any changes made to the Fund during the Reporting Period?

A	Effective April 2, 2012, the Fund’s sole benchmark is the HFRX Global Hedge Fund Index. The Investment Adviser believes that the HFRX Global Hedge Fund Index is a more appropriate benchmark against which to measure the performance of the Fund given the Fund’s change from a passive strategy to an actively managed strategy. The GS-ART Index is no longer a benchmark index for the Fund.

The Fund’s investment objective and strategies also changed effective April 2, 2012, as described in the box above. Still, the Team continues to manage the algorithm on which the GS-ART Index is based, and the Fund continues to be managed according to the algorithm.

[1]

The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

Q	What economic and market factors most influenced the hedge fund asset class as a whole during the Reporting Period?

A	Hedge funds, as measured by the HFRX Global Hedge Fund Index, overall generated modestly positive returns during the Reporting Period, although more robust positive performance during the first calendar quarter was offset somewhat by negative performance during the second quarter of 2012.

During the first calendar quarter, equity markets broadly rallied strongly, and long equity exposure was the primary driver of hedge fund returns. During the second calendar quarter, equity markets were largely negative given renewed uncertainty in Europe surrounding the Greek and French elections and Spanish financials. Economic data from the U.S. and China that fell short of expectations also weighed on the equity markets. Hedge funds posted negative returns during the second quarter of 2012, but it is worth noting that, in our opinion many hedge funds had entered the second quarter with a relatively conservative stance and were thus rewarded on a relative basis.

PORTFOLIO RESULTS

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We believe that hedge funds derive a large portion of their returns from exposure to sources of market risk, such as equity, fixed income and commodity asset classes, rather than manager skill. (The component of hedge fund return that is attributable to market risk exposure, rather than manager skill, is referred to as the “beta” component.) We selected the Fund’s investments using a quantitative algorithm (or methodology) that seeks to identify the beta component of hedge fund returns and gain exposure to these sources of market risk and their related returns. The Fund invests in securities and other financial instruments that provide short or long exposure to market factors that represent these sources of market risk and return (the “Component Market Factors”). The Component Market Factors include, but are not limited to, U.S. and non-U.S. equity indices (“Equities”); fixed income indices (“Fixed Income”); credit indices (“Credit”); commodity indices (“Commodities”); volatility indices (“Volatility”); and emerging markets exchange-traded funds (“ETFs”).

During the Reporting Period, Equities were the primary driver of performance, with positive equity performance during the first calendar quarter offset only somewhat by negative returns in the second calendar quarter. Positioning in Commodities also contributed positively to the Fund’s absolute returns during the Reporting Period. Positioning in Fixed Income detracted modestly.

Q	How was the Fund positioned within the Equities category during the Reporting Period?

A

Throughout the Reporting Period, the Fund maintained a net long exposure to global equities. Such positioning contributed positively to the Fund’s results overall. For the Reporting Period as a whole, long positions in the S&P® 500 Index (which measures U.S. large-cap equities), the Russell 2000® Index (which measures U.S. small-cap equities), the FTSE 100 Index (which measures U.K. equities), the TSE TOPIX Index (which measures Japanese equities), and the MSCI Emerging Markets Index (which measures emerging market equities) added value to the Fund’s performance. Such positive contributors were only partially offset by a long position in the Dow Jones EURO STOXX 50 Index (which measures blue-chip companies in the Eurozone), which detracted.

Q	How did developments within the Fixed Income category affect the Fund’s absolute return?

A	With macroeconomic and world events causing market uncertainty, investors favored higher quality, lower risk asset classes during the Reporting Period. In turn, 10-year U.S. Treasury yields fell approximately 22 basis points (a basis point is 1/100th of a percentage point) during the Reporting Period. However, the Fund maintained its net short position in the 10-year U.S. Treasury throughout the Reporting Period, and thus such positioning detracted from the Fund’s absolute return. Please note that a short exposure to this Component Market Factor of the Fund usually generates negative results when 10-year Treasury notes rally and their yields decline, and vice versa.

Q	Was the Fund positioned net long or short in the Commodities category during the Reporting Period?

A

The Fund held a net long exposure in the Commodities category during the Reporting Period via a position in precious metals, as measured by the S&P GSCI® Precious Metals Index. The Fund’s exposure to precious metals contributed positively to its performance, as the S&P GSCI® Precious Metals Index posted a gain of 1.44% for the Reporting Period. Precious metals’ strong performance can be attributed entirely to the rise in gold prices during the Reporting Period. Gold spot prices were 1.94% higher for the Reporting Period, with gold bullion prices closing on June 30, 2012 at $1,597.40 per ounce. Conversely, silver spot prices fell 1.64% to end June 2012 at $27.61 per troy ounce.

Q	How did other Component Market Factors affect the Fund’s results?

A	Other Component Market Factors, including Credit and Volatility, have not been statistically significant factors in explaining hedge fund performance for some time now. As a result, they were not part of the Fund during the Reporting Period.

Q	Was the Fund invested in any other asset classes during the Reporting Period?

A	The Fund had a net long exposure to cash throughout the Reporting Period. Given that interest rates were anchored at extremely low levels, such positioning contributed modestly but positively to the Fund’s performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A

During the Reporting Period, the Fund used exchange-traded index futures contracts to gain exposure to U.S. large-cap and small-cap equities, non-U.S. developed market equities including those in Europe, the U.K. and Japan, and the 10-year U.S. Treasury Index. The Fund used commodity index-linked structured notes to gain exposure to the S&P GSCI® Precious Metals Index. The Fund used currency forward contracts to gain exposure to select currencies of non-U.S. developed markets, including the pound, euro and yen.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	As described earlier, the Fund’s investment strategy changed effective April 2, 2012. Within the Fund’s portfolio, the Fund’s exposure to equities gradually increased during the Reporting Period overall. Fixed income exposure also increased gradually during the first few months of 2012 but then came back down to the levels of year-end 2011. Precious metals exposure remained fairly consistent throughout the Reporting Period, though ended June 2012 slightly above where it ended 2011. Each of these changes was modest and made as a result of our analysis of the hedge fund industry’s returns. No active decisions were made based on any economic or financial market outlooks.

Q	How was the Fund positioned at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund was positioned long in Equities and Commodities (precious metals) and short in Fixed Income. The Fund also had a net long position in cash and cash equivalents at the end of the Reporting Period.

Q	What is the Fund’s tactical view and strategy going forward?

A	As mentioned earlier, several changes were made to the Fund effective April 2, 2012, including its investment objective, investment strategies and benchmark index. That said, it is important to note that the Fund’s portfolio management team and overall strategy of seeking results that approximate the returns and risk patterns of a diversified universe of hedge funds remained the same as does the algorithm used to manage the Fund. We view the changes to the Fund as minor relative to the overall strategy of the Fund and believe changes that have been made should enable the algorithm to be managed even more effectively and with greater latitude to respond to market movements.

FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	HFRX Global Hedge Fund Index[2]	Goldman Sachs Absolute Return Tracker Index[3]
Class A	0.46%	1.22%	1.25%
Class C	0.00	1.22	1.25
Institutional	0.67	1.22	1.25
Class IR	0.56	1.22	1.25
Class R	0.23	1.22	1.25

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The index is investable through products managed by HFR Asset Management, LLC that track HFRX Indices. The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

[3]

Effective April 2, 2012, the Fund’s only performance benchmark is the HFRX Global Hedge Fund Index. The Investment Adviser believes that the HFRX Global Hedge Fund Index will be a more appropriate benchmark against which to measure the performance of the Fund. The GS-ART Index is no longer a performance benchmark index for the Fund.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-9.01%	-3.85%	5/30/08
Class C	-5.44	-3.25	5/30/08
Institutional	-3.37	-2.13	5/30/08
Class IR	-3.49	-2.26	5/30/08
Class R	-3.98	-2.77	5/30/08

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.58%	1.61%
Class C	2.33	2.36
Institutional	1.18	1.21
Class IR	1.33	1.36
Class R	1.83	1.86

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[6]

[6]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Short-term investments represent investments in repurchase agreements. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[7]

“Agency Debentures” include agency securities offered by companies such as the Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”), which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS COMMODITY STRATEGY FUND

What Differentiates the Goldman Sachs Commodity Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our commodity investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

Goldman Sachs’ Commodity Investment Process

Our commodity investment process emphasizes the importance of both short-term, tactical opportunities and long-term investment views. Our team-based approach to managing the Fund ensures continuity and idea sharing among some of the industry’s most experienced fixed income specialists. We pursue strong, consistent performance across commodity markets through:

The Goldman Sachs Commodity Strategy Fund primarily gains exposure to the performance of the commodity markets through investment in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary invests primarily in commodity-linked swaps (which may include total return swaps), as well as other commodity-linked securities and derivative instruments that provide exposure to the performance of the commodities markets, and in fixed income and debt instruments. The Fund’s portfolio is designed to provide exposure that corresponds to the investment return of assets that trade in the commodity markets without direct investment in physical commodities.

The Fund implements enhanced cash strategies that capitalize on GSAM’s global fixed income expertise. The Fixed Income Team will employ the full spectrum of capabilities offered, including bottom-up strategies (credit, mortgages, governments /municipals, high yield, and emerging markets debt) and top-down strategies (duration, cross-sector, currency and country) in an attempt to enhance the return of the Fund.

A Commodity Fund that:

■	Provides exposure to the commodity markets without direct investment in physical commodities

■	Utilizes commodity-linked swaps that provide economic exposure to movements in commodity prices

PORTFOLIO RESULTS

Goldman Sachs Commodity Strategy Fund

Investment Objective

The Fund seeks long-term total return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Commodities Team discusses the Goldman Sachs Commodity Strategy Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -8.42%, -8.91%, -8.32%, -8.49% and -8.68%, respectively. These returns compare to the -7.23% cumulative total return of the Fund’s benchmark, the S&P GSCI® (Goldman Sachs Commodity Index) (the “GSCI®”) during the same period.

Q	What economic and market factors most influenced the commodities markets as a whole during the Reporting Period?

A

During the Reporting Period, commodity markets were significantly impacted by ongoing concerns over European sovereign credit, global economic growth concerns and, specifically in the case of crude oil, an increase in OPEC (Organization of the Petroleum Exporting Countries) production. Negative performance was widespread across the subsectors and individual commodities comprising the GSCI®. Notably, crude oil prices declined 14.03% during the Reporting Period to end June 2012 at $84.96 per barrel.

Ongoing uncertainty in Greece and the other “peripheral” Eurozone countries and the potential for a broader banking crisis led to global economic growth concerns and stress in the global financial markets. The U.S. dollar strengthened versus most other currencies as a result. The U.S. dollar rallied 2.34% versus the euro during the Reporting Period, and the U.S. Dollar Index (“DXY”) rallied 1.81% versus a global currency basket. (The DXY is a measure of the general international value of the U.S. dollar as calculated by averaging the exchange rates between the U.S. dollar and six major world currencies.) All else being equal, a rallying U.S. dollar is a potential concern for dollar-denominated assets like commodities, whose value in U.S. dollar terms declines as the currency strengthens.

Global economic growth data disappointed during the Reporting Period. In the U.S., employment and Gross Domestic Product (“GDP”) data did not improve as anticipated by the market. Europe appeared to be teetering near recession. China’s economic data also painted a picture of slower than expected growth. China has been a key driver of commodities demand growth in recent years, especially in base metals like copper, whose price rose modestly for the Reporting Period overall but fell approximately 15% from the end of February through the end of June 2012.

The negative performance of the commodities markets, as measured by the GSCI®, coincided with a 9.49% gain in the S&P® 500 Index, a common measure for the broad U.S. equity market.

Q	Of those commodity subsectors where the Fund is most heavily weighted, which were strongest during the Reporting Period?

A

The agriculture component of the GSCI® was the strongest subsector during the Reporting Period, posting a gain of 5.45%. Surprisingly hot and dry weather in the U.S. growing region led to outperformance of the subsector. Soybeans, as measured by the S&P GSCI® Soybean Index, were up 25.32%, while wheat and corn, as measured by the S&P GSCI® Wheat Index and S&P GSCI® Corn Index, respectively, gained 10.43% and 8.41%, respectively.

Precious metals ended the Reporting Period as the second best-performing subsector, with the S&P GSCI® Precious Metals Index up 1.44%. Concerns over sovereign creditworthiness, particularly in Europe, and easy central bank policies drove gold bullion prices 2.16% higher, to close on June 30, 2012 at $1,597.40 per ounce. Silver prices, on the other hand, were down 1.30% to end June 2012 at $27.61 per troy ounce. (Easy central bank policies are generally considered those central bank policies designed to stimulate economic growth by lowering short-term interest rates, making money less expensive to borrow. Sometimes such policies are called accommodative monetary policies.)

PORTFOLIO RESULTS

Q	Which commodity subsectors were weakest during the Reporting Period?

A

The energy subsector was the weakest during the Reporting Period, with the S&P GSCI® Energy Index down 10.98%. Energy is the heaviest weighting in the GSCI®, comprising 67.77% of the GSCI® at the end of June. As measured by the commodity sub-indices within the GSCI®, natural gas was down 25.07%, West Texas Intermediate (“WTI”) crude oil was down 15.92% and Brent crude oil was down 6.71% during the Reporting Period. Saudi Arabia increased the amount of oil it supplied to the market at a time when the extra production was not needed. The end result was a buildup in global oil inventories. Disappointing global economic growth data also weighed on energy prices. The term structure of crude oil has undergone a meaningful change as a result of the weaker supply/demand fundamentals. Until recently, the Brent oil curve had been in backwardation, an indication of physical market tightness, only to flatten and go into a small contango at the front of the curve. (Backwardation is a market condition in which a futures price is lower in the distant delivery months than in the near delivery months. Contango is defined as a common market condition in which futures prices get progressively higher in the distant delivery months, often reflecting carrying costs.)

The industrial metals subsector was also weak during the Reporting Period, with the S&P GSCI® Industrial Metals Index down 3.51% for the six months ended June 30, 2012 on slow global economic growth. Nickel and lead were the leading detractors in the subsector, down 11.26% and 9.49%, respectively, followed closely behind by aluminum.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A

During the Reporting Period, the Fund generated returns that underperformed the benchmark index for two primary reasons. First, natural gas prices surged during the second calendar quarter driven by unusually hot weather. In turn, the natural gas futures curve rallied (that is, near-term futures outperformed longer-dated futures), leading the Fund’s deferred futures position to underperform. (The GSCI® holds exposure to commodities solely in near-month futures contracts.) Second, the surprisingly hot and dry weather in the U.S. growing region led to outperformance of the agriculture subsector.

Q	How did the Fund’s enhanced roll-timing strategies add value overall to the Fund’s returns?

A	Our enhanced roll-timing strategies detracted from the Fund’s performance via exposure to commodity index-linked swaps. We employ an approach whereby we do not take active views on individual commodities but rather gain Fund exposure to commodities through investments whose performance is linked to commodity indices.

We often implement commodity roll-timing strategies by deviating from the GSCI® roll convention, which typically calls for rolling forward exposure at the front, or near-month, end of the futures curve on a monthly basis. The roll occurs during business days 5 through 9. To the extent our team believes fundamental or technical developments will impact the futures roll-timing decision, we will incorporate those views into the portfolio by electing to roll positions earlier, later, forward or in different weights versus the GSCI® roll. Roll-timing strategies employed may include 1) alternative roll date modifications, which avoid the market impact of plain vanilla GSCI® rolls during business days 5 to 9; 2) forward exposure roll modifications, which avoid the market impact of plain vanilla GSCI® rolls and move exposure out the curve to mitigate the returns impact often associated with persistent contango; and 3) seasonal roll modifications, which take advantage of seasonal relationships in commodity markets to increase returns. During most of the Reporting Period, we employed a forward roll-timing strategy that rolled commodity exposures underlying the GSCI® a few months out on the futures curve instead of rolling at the very front of the futures curve.

Deferred positioning within Brent crude oil was the main positive contributor to Fund performance during the Reporting Period, as the curve briefly flipped into contango (a bullish indicator, wherein the market expects futures contract prices to increase). As already mentioned, until recently, the Brent oil curve had been in backwardation (an indication of physical market tightness) only to flatten and go into a small contango at the front of the curve.

PORTFOLIO RESULTS

Q	How did you implement the Fund’s enhanced cash management strategy?

A	In addition to seeking value through management of the commodities portion of the Fund’s portfolio, we also attempt to add a modest amount of excess return through thoughtful management of collateral held in the Fund. The cash portion of the Fund’s portfolio is typically allocated to high-grade collateral that includes U.S. Treasury securities, agency debentures, mortgage-backed securities and short-term fixed income instruments. During the Reporting Period, we favored high quality government and agency securities for the Fund’s collateral allocation.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	As mentioned earlier in some detail, the Fund used commodity index-linked total return swaps in implementing our enhanced roll-timing strategies in order to gain exposure to the commodities markets. In implementing our enhanced cash management strategy, the Fund used futures and interest rate swaps.

Q	Did you make any changes in the Fund’s strategy or allocations during the Reporting Period?

A

The Fund continued to hold exposure to the commodities markets primarily in the form of swaps linked to the GSCI®. In mid-January 2012, the Fund moved its exposure to commodities markets three months out on the futures curve versus the benchmark index. One of the main reasons for forward positioning was our view on WTI crude oil. We expected near-term futures to underperform longer-dated futures because of persistently high—and rising—inventories at the physical delivery point for NYMEX (New York Mercantile Exchange) WTI futures, Cushing, Oklahoma. In June 2012, we retained in the Fund a three-month forward position in most commodities underlying the benchmark index, but moved Brent crude oil and U.S. natural gas back to the front of the curve based on a more bullish fundamental outlook for curve shape.

Q	How was the Fund positioned at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund’s overall commodity positioning was generally in line with the weightings of the GSCI®. As described earlier, the Fund, at the end of the Reporting Period, held exposure to the commodities underlying the GSCI® through plain vanilla swaps in the Subsidiary and held no deferred commodity exposure. (The Subsidiary has the same objective as the Fund but unlike the Fund may invest without limitation in commodity index-linked securities, such as swaps and futures, that provide exposure to the performance of the commodity markets.)

The cash portion of the Fund’s portfolio was allocated across various fixed income sectors, with an emphasis on the higher quality, lower volatility segments of the market, such as U.S. government and government-sponsored bonds.

Q	What is the Fund’s view and strategy going forward?

A	We expect macroeconomic developments to continue to be the primary drivers of price action and volatility in commodities during the second half of 2012. Over time, however, we expect commodity markets to be driven by a healthier mix of macroeconomic data and bottom-up fundamentals. Bottom-up fundamentals in a number of commodity markets remained attractive at the end of the Reporting period. Long-term fundamentals in crude oil, for example, should be supportive of significantly higher prices. On the supply side, OPEC spare capacity is dwindling, and recent increases in Saudi Arabian output are unlikely to be sustained through 2013. Oil prices at the end of the Reporting Period were also not high enough to sustain production in the higher cost oil plays, or operations, throughout the world. On the demand side, we expect the emerging and growth markets to continue to drive growth in oil demand. Fundamentals in metals were also solid, in our view. In metals, prices should benefit from declining ore quality in the mines and continued global urbanization. That said, we do expect negative European news to remain an ongoing bearish factor impacting investment markets, including commodities, in the months ahead.

FUND BASICS

Commodity Strategy Fund

as of June 30, 2012

PERFORMANCE REVIEW

January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	S&P GSCI[2]
Class A	-8.42%	-7.23%
Class C	-8.91	-7.23
Institutional	-8.32	-7.23
Class IR	-8.49	-7.23
Class R	-8.68	-7.23

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P GSCI is an unmanaged composite index of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. Individual components qualify for inclusion in the GSCI on the basis of liquidity and are weighted by their respective world production quantities. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	-17.47%	-7.28%	-6.66%	3/30/07
Class C	-15.11	-7.15	-6.58	3/30/07
Institutional	-13.37	-6.17	-5.58	3/30/07
Class IR	-13.40	N/A	-9.66	11/30/07
Class R	-13.86	N/A	-10.14	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	0.96%	1.10%
Class C	1.71	1.85
Institutional	0.62	0.76
Class IR	0.71	0.85
Class R	1.21	1.35

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION[5]

[5]

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent investment in investment companies other than those that are exchange traded. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

[6]

“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the United States Government.

[7]

“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS

Goldman Sachs Dynamic Allocation Fund

Investment Objective

The Fund seeks long-term capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Dynamic Allocation Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of 2.92%, 2.46%, 3.09%, 3.00% and 2.82%, respectively. These returns compare to the 0.16%, 9.49% and 2.37% cumulative total returns of the Fund’s benchmarks, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), Standard & Poor’s 500 Index (with dividends reinvested) (the “S&P 500 Index”) and the Barclays U.S. Aggregate Bond Index, respectively, during the same time period.

A blended composite, comprised 40% of the S&P® 500 Index, 20% of the MSCI EAFE Index (net) and 40% of the Barclays U.S. Aggregate Bond Index, representing a traditional balanced portfolio, returned 5.57% during the same period.

The Fund’s overall volatility was 6.3% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 13.2%.

Q	What strategic, risk-based factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund seeks to achieve its investment objective by investing primarily in exchange-traded funds (“ETFs”), futures, swaps and other derivatives that provide exposure to a broad spectrum of asset classes, including but not limited to equities (both in U.S. and non-U.S. companies), fixed income (U.S. and non-U.S., investment grade and high yield) and commodities. Our team manages the Fund dynamically by changing its allocations to these asset classes based on our tactical views and in response to changing market conditions. Our team uses a disciplined, rigorous and quantitative approach in allocation to the asset classes in which the Fund invests. Allocations are adjusted within the Fund at least monthly based on continuous analysis to help determine which investments are relatively attractive and provide the best opportunities for growth in any given period of time. Since the markets represented by each investment are constantly changing, so are the Fund’s allocations.

Overall, the Fund’s strategic, risk-based allocations returned a net gain during the Reporting Period. The Fund’s strategic, risk-based allocations to U.S. Treasury inflation-protected securities (“TIPS”), U.S. large-cap equities and international fixed income contributed most to its performance. Strategic, risk-based allocations to commodities and emerging market equities were the largest detractors from the Fund’s results during the Reporting Period.

PORTFOLIO RESULTS

Q	How did the Goldman Sachs Market Sentiment Indicator factor into risk allocation decisions that were made during the Reporting Period?

A	The Goldman Sachs Market Sentiment Indicator (“MSI”) is a proprietary tool that analyzes how the markets will potentially respond to future global changes in financial, economic and sociopolitical events. With the help of the MSI, the Fund seeks to mitigate risk in unstable markets by reducing volatility.

At the start of 2012, the MSI was heightened, indicating greater levels of market turbulence. This prompted us to target a volatility level lower than the Fund’s long-term target. The MSI then fell to more benign levels later in January where it remained through much of the Reporting Period. However, the MSI level rose again to prompt an intra-month rebalance to reduce overall portfolio risk in May following continued market turmoil in Europe.

Q	What tactical allocation decisions were the primary contributors to and detractors from performance during the Reporting Period?

A	For the Reporting Period overall, the Fund’s tactical allocations contributed positively to its performance. The Fund’s top three tactical positive contributors to results were an underweighted position in U.S. small-cap equities and overweighted exposures to non-U.S. fixed income and non-U.S. equities. This was only partially offset by the detracting effect of the Fund’s underweighted positions in emerging market equities and U.S. large-cap equities.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund invested in futures and credit default swaps to achieve exposure to equities (both in U.S. and non-U.S. companies) and fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund also used commodity index-linked structured notes to gain exposure to commodities.

Q	What changes did you make within the Fund during the Reporting Period?

A	During the first quarter of 2012, we increased the Fund’s exposure to global equities. Other than that, there were no major changes made within the Fund during the Reporting Period. We maintained the Fund’s significant exposure to fixed income and TIPS throughout the Reporting Period.

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of June 2012, the Fund’s largest overweight was in international fixed income, a tactical view driven by strong momentum. The Fund was also bullish at the end of the Reporting Period on U.S. large-cap equities, a position that similarly reflected strong momentum. Conversely, we were relatively bearish on commodities due to weak momentum and on U.S. fixed income due to what we considered expensive valuations.

We continue to believe that the Fund’s dynamic allocation approach is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable. There is no guarantee that the Fund’s dynamic management strategy will cause it to achieve its investment objective.

FUND BASICS

Dynamic Allocation Fund

as of June 30, 2012

PERFORMANCE REVIEW

January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-Month Index[2]	S&P 500 Index[3]	Barclays US Aggregate Bond Index[4]
Class A	2.92%	0.16%	9.49%	2.37%
Class C	2.46	0.16	9.49	2.37
Institutional	3.09	0.16	9.49	2.37
Class IR	3.00	0.16	9.49	2.37
Class R	2.82	0.16	9.49	2.37

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The S&P 500 Index (with dividends reinvested) is an unmanaged index of 500 common stock prices. The figures for the Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[4]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[5]

For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-6.96%	1.03%	1/5/10
Class C	-3.24	2.59	1/5/10
Institutional	-1.22	3.75	1/5/10
Class IR	-1.31	3.60	1/5/10
Class R	-1.80	3.09	1/5/10

[5]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[6]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.57%	1.65%
Class C	2.32	2.40
Institutional	1.17	1.25
Class IR	1.32	1.40
Class R	1.82	1.90

[6]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATIONS[7]

[7]

The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Underlying sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. Short-term investments represent investments in investment companies other than those that are exchange traded. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Managed Futures Strategy Fund

Investment Objective

The Fund seeks to generate long-term absolute return.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Managed Futures Strategy Fund’s (the “Fund”) performance and positioning for the period from its inception on February 29, 2012 through June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional, IR and R Shares generated cumulative total returns, without sales charges, of -5.40%, -5.60%, -5.30%, -5.30% and -5.50%, respectively. These returns compare to the 0.08% cumulative total return of the Fund’s benchmark, the Bank of America Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (LUS1) (the “LIBOR 1-Month Index”), during the same time period.

The Fund’s overall annualized volatility was 6.7% during the Reporting Period, while the overall annualized volatility of the S&P® 500 Index during the same time period was 13.2%.

Q	Based on strategic, risk-based allocations, what were the primary contributors to and detractors from the Fund’s performance during the Reporting Period?

A	The Fund implements a trend-following strategy that takes long and/or short positions in a wide range of asset classes, including equities, fixed income and currencies, among others, to seek long-term absolute return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of equities, equity index futures, bonds, bond futures, equity swaps, interest rate swaps, currency forwards and non-deliverable forwards, options, exchange-traded funds (“ETFs”) and structured securities. As a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasuries or short-term investments. The Fund’s investments are made without restriction as to issuer capitalization, country, currency, maturity or credit rating.

During the Reporting Period, negative Fund performance was driven by its equity and currency allocations. The Fund had a long equity position at its inception due to strong momentum in the equity markets amidst the first quarter 2012 rally. In turn, the Fund was hurt by its long equity positions in May 2012, when global equity markets retreated significantly in the wake of ongoing economic uncertainty globally, and especially so in Europe. Subsequently, negative momentum across most equity markets led us to initiate short equity positions in June. However, this further detracted from Fund performance, as equity markets rebounded strongly after the election of a pro-austerity coalition in Greece and the bailout of Spanish banks. These negative returns were partially offset by the Fund’s fixed income trades, as the Fund maintained long positions in global bonds, which performed well during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used derivatives, including futures, swaps and forwards, to implement long and short positions. The Fund invested in futures and interest rate swaps to achieve exposure to equities (both in U.S. and non-U.S. companies) and fixed income (U.S. and non-U.S., investment grade and high yield) during the Reporting Period. The Fund used currency forwards to invest in currencies.

Q	What changes did you make within the Fund during the Reporting Period?

A	As the Fund launched on February 29, 2012, it was not a matter of making changes during the Reporting Period but of initiating trades and building the portfolio.

PORTFOLIO RESULTS

Q	What is the Fund’s tactical asset allocation view and strategy for the months ahead?

A	At the end of June 2012, the Fund maintained short positions in global equities and long positions in global bonds. The Fund also had short positions in European and emerging market currencies.

We intend to continue to seek to identify price trends in various asset classes over short-, medium- and long-term horizons via a proprietary investment model. Upon identifying a trend in a given instrument or asset, the Fund will take a long or short position in the instrument or asset. Long positions benefit from an increase in price of the underlying instrument or asset, while short positions benefit from a decrease in price of the underlying instrument or asset. The size of the Fund’s position in an instrument or asset is primarily related to the strength of the overall trend identified by the investment model. We continue to believe that the Fund’s trend-following strategy is important because it can adapt to changing markets, seeking what we believe are the best opportunities for investment and attempting to mitigate risk when the markets become unstable.

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2012

PERFORMANCE REVIEW

February 29, 2012– June 30, 2012	Fund Total Return (Based on NAV)[1]	BofA Merrill Lynch USD LIBOR 1-month Index[2]
Class A	-5.40%	0.08%
Class C	-5.60	0.08
Institutional	-5.30	0.08
Class IR	-5.30	0.08
Class R	-5.50	0.08

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Bank of America Merrill Lynch US Dollar 1-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying Libor to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/12	Since Inception	Inception Date
Class A	-10.59%	2/29/12
Class C	-6.54	2/29/12
Institutional	-5.30	2/29/12
Class IR	-5.30	2/29/12
Class R	-5.50	2/29/12

[3]

The Standardized Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.54%	1.91%
Class C	2.29	2.66
Institutional	1.14	1.51
Class IR	1.29	1.66
Class R	1.79	2.16

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 29, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND SECTOR ALLOCATION

The Fund sector allocation graph is not shown due to no security holdings as of June 30, 2012. The Fund is actively managed and, as such, its composition may differ over time. Generally, the graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

What Differentiates the Goldman Sachs Real Estate Securities Investment Process?

The Goldman Sachs International Real Estate Securities and Real Estate Securities Funds seek to generate long-term growth of capital and dividend income by investing primarily in real estate industry companies, including REITs, on an international or domestic basis, respectively. REITs which offer daily liquidity have historically strong returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.

We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities that are trading at discounts to their intrinsic value.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:

Portfolio decisions are made by the entire team.

Continuous Scrutiny:

Market, industry and company developments are reviewed daily.

Fundamental Analysis:

Portfolio holdings are determined by the risk/reward characteristics of an issuer and the team’s conviction in the overall business and management’s ability to create value.

Real estate securities portfolio that:

■	is a high quality portfolio that is strategically positioned for long-term growth potential

■	is a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS

Goldman Sachs International Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs International Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 19.04%, 18.53%, 19.25% and 19.08%, respectively. These returns compare to the 15.53% cumulative total return of the Fund’s benchmark, the FTSE EPRA/NAREIT Developed ex-US Real Estate Index (with dividends reinvested) (the “Real Estate Index”) during the same period.

Q	What economic and market factors most influenced the international real estate securities market as a whole during the Reporting Period?

A

For the Reporting Period overall, the international real estate securities market, as measured by the Real Estate Index, outperformed the broad international equity market, as measured by the MSCI EAFE® Index (net), by more than 12 percentage points.

During the early months of the Reporting Period, the real estate markets of Asia and Europe snapped back from weakness experienced during the second half of 2011, partially driven by positive steps taken toward resolving the European sovereign debt crisis and partially by reduced investor concern over a “hard” landing, or recession, in China. Indeed, China’s real estate market was one of the best performers during the Reporting Period overall. Not only did reduced, yet admittedly ongoing, concern over a slowing economy boost its real estate market, but so, too, did strength in the real estate developers who benefitted from the anticipated loosening of monetary policy and actions taken to stabilize their balance sheets. Improved household income data and higher consumption and job growth further supported the real estate market in China.

Additionally, occupancies across commercial real estate in the region remained relatively stable, and balance sheets for public and private sectors were generally strong. Singapore was also a strongly performing real estate market during the Reporting Period.

Europe, on the other hand, retreated during the second calendar quarter such that the region underperformed its global peers for the Reporting Period overall, with renewed concerns regarding the European sovereign debt crisis driving weakness. The Middle East/Africa region was also a poor performer during the Reporting Period, with Israel, which is only a modest component of the Real Estate Index, generating the worst absolute performance.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund outperformed the Real Estate Index during the Reporting Period due primarily to security selection in China, continental Europe and Canada, which contributed positively to results. Having an overweighted allocation to the strongly-performing China and an underweighted exposure to the weaker continental Europe added value as well. No country positioning detracted materially from the Fund’s results during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A

During the Reporting Period, stock selection was strongest in China, driven primarily by the Fund’s position in China Overseas Land & Investment. This blue-chip Chinese home builder continued to execute well on its cash flows coming from apartment construction and sales across many cities in China. In our view, its balance sheets remained the most robust among all listed Chinese developers, and the company was well ahead of its peers in terms of achieving its 2012 presale target. A gradual loosening of mortgage loans since

PORTFOLIO RESULTS

the first calendar quarter provided an extra boost to China Overseas Land & Investment’s stock valuation during the second calendar quarter. At the end of the Reporting Period, we maintained high conviction in this holding.

Stock selection in Singapore contributed positively to Fund returns, driven primarily by the Fund’s exposure to diversified real estate company CapitaLand. CapitaLand’s stock repriced to a more reasonable valuation as concerns subsided regarding sales volumes and pricing in the Singapore housing market, the overall Chinese housing market and the Chinese shopping mall business.

Another top contributor to the Fund’s relative results during the Reporting Period was Shimao Property Holdings, a diversified Chinese developer focused on high-end properties. Its stock performed well due to a more proactive price discounting strategy and product repositioning since late 2011. With improving cash flows from apartment sales, its balance sheet strengthened dramatically.

Q	Which positions detracted significantly from the Fund’s performance during the Reporting Period?

A	Japanese diversified real estate investment trust (“REIT”) United Urban Investment was a major detractor from the Fund’s results relative to its benchmark index during the Reporting Period. Typically considered a defensive holding, United Urban Investment usually outperforms in highly volatile markets when investors seek yield, given the company’s stable dividend that stems from more geographic and sub-sector diversification than many other Japanese REITs. However, as the broader Japanese real estate market performed well during the Reporting Period, this usually resilient REIT underperformed.

The Fund was also hurt during the Reporting Period by having an underweighted position in the strongly performing Hong Kong real estate developer New World Development. New World Development benefited from a sudden surge in housing transaction volumes. However, at the end of the Reporting Period, we maintained the Fund’s underweighted position in this company, as we believe the rise in its stock price was a short-term one, and the fundamentals of its business remain weak compared to other alternatives. While we maintained a position in the holding, the Fund is primarily positioned in Hong Kong in names that have diversified earnings and geographic profiles with underweighted exposure to office and domestic retail landlords.

The Fund’s position in Sweden’s diversified real estate company Castellum detracted from results. Castellum, which has all of its assets in Sweden, has conservative leverage, well respected management and a strong history of increasing its dividend. In addition, Sweden has a relatively low ratio of debt to Gross Domestic Product (“GDP”), flexibility to reduce rates, strong real estate demand and a well capitalized banking sector. However, because the Swedish real estate market was up significantly, especially during the first quarter, this comparatively stable name relative to others in continental Europe underperformed.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we initiated a Fund position in Hong Kong retail REIT The Link REIT. Our investment strategy in Hong Kong has been to invest in companies with diverse revenue streams. The Link REIT fits this profile, as it boasts a large and diverse tenant mix, including retailers of varying sizes in a wide array of trades. In addition, its fundamentals are, in our view, strong, with occupancy improving along with rents, and the company has a strong balance sheet, which we believe it should be able to leverage for future growth.

In Singapore, we established a Fund position in office REIT K-REIT, which was, at the time of purchase, trading at what we considered to be an attractive valuation given investor concern regarding the risk of oversupply and weak demand for the industry. We believe fundamentals for the Singapore office market should improve as the government continues to make progress in attracting foreign companies through tax incentives and other cost savings. At the end of the Reporting Period, we had already begun to see signs of this improvement, as a report by the company showed occupancy levels at its large-scale premium office properties improving.

During the Reporting Period, we trimmed the Fund’s position in Hong Kong property developer Sung Hung Kai Properties. Shares of the company fell after there was an announcement that multiple senior level directors, along with a government official, had been arrested on charges of corruption. We view the arrests as a significant fundamental turn for the company, as any collusion with government

PORTFOLIO RESULTS

officials can be criminal and lead to prolonged public and judicial scrutiny. We hence immediately made an adjustment to the Fund’s position and are monitoring it closely.

We eliminated the Fund’s position in office REIT Japan Real Estate Investment, as the company approached our price target, and we had concerns about the dilutive effect of an upcoming equity raise.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making regional, country or subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its regional or subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the Fund’s exposure to Canada and Singapore increased relative to the Real Estate Index. There were no material decreases in relative market exposures during the Reporting Period.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a country perspective, the Fund was overweighted relative to the Real Estate Index in Canada, France and Hong Kong and underweighted relative to the Real Estate Index in Australia and China at the end of the Reporting Period. The Fund was rather neutrally weighted compared to the Real Estate Index in most other constituent countries of the Real Estate Index at the end of June 2012.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Despite macro uncertainty, we believe rents and valuations in high quality properties will rise going forward. We further believe certain REITs may continue to grow internally, especially those whose portfolios are positioned in stronger markets. In addition, tenancy conditions have remained relatively stable at this point, and real estate landlords and investors globally continue to have good access to debt funding at reasonable rates. The latest rate cuts by the European Central Bank and the Chinese and Australian central banks indicated the risk to benchmark interest rates is to the downside, which should remain supportive to REIT valuations. Moreover, we believe REITs should benefit as investors search for attractive relative yield in a still low interest rate environment.

Of course, while the international real estate sector had many positive attributes at the end of the Reporting Period, current market conditions include risks as well. Macroeconomic and political events can swing sentiment dramatically, and the broader direction of some of the developed economies in the near term is unclear.

In China, as mentioned earlier, despite some concerns over the slowing economy, we saw household income improvement and higher consumption and job growth. Additionally, occupancies across commercial real estate in the region remained comparatively stable, and balance sheets for public and private sectors were strong. In Europe, we recognize that there will likely be significant pressure on real estate companies to reduce their debt levels and, in that context, we maintained an overweighted allocation within the Fund to companies with the strongest balance sheets and with less pressure to delever. In a recessionary environment, real estate stocks are often impacted through subdued rental growth and, more importantly, through a tightening of the credit markets. However, amidst these conditions, we believe there will likely be increased differentiation between European high quality properties and secondary assets, which could be favorable for our investment approach. Finally, we believe that Canada is benefiting from a flight to safety given the uncertain environment, as evidenced through strong leasing markets and increasing rents. Thanks to historically low government bond yields, financing is inexpensive and available, and the capital markets provide Canadian REITS with an attractive way to raise capital at a limited discount to their share prices. We expect these trends to continue through 2012.

As fundamental, bottom-up investors, we believe we are seeing opportunities that go beyond the headline risks associated with certain regions. We intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure and a strong management team.

FUND BASICS

International Real Estate Securities Fund

as of June 30, 2012

PERFORMANCE REVIEW

January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	FTSE EPRA/NAREIT Developed ex-US Real Estate Index (Gross)[2]
Class A	19.04%	15.53%
Class C	18.53	15.53
Institutional	19.25	15.53
Class IR	19.08	15.53

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The FTSE EPRA/NAREIT Developed ex-US Real Estate Index (gross, with dividends reinvested) is a market capitalization weighted index comprised of REITs and non-REITs within the international (global ex U.S.) real estate securities market. The market capitalization for each constituent is adjusted for free float. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/12	One Year	Five Year	Since Inception	Inception Date
Class A	-11.23%	-9.50%	-4.31%	7/31/06
Class C	-7.77	-9.14	-4.09	7/31/06
Institutional	-5.79	-8.36	-3.24	7/31/06
Class IR	-5.97	N/A	-8.77	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.52%	1.64%
Class C	2.27	2.39
Institutional	1.12	1.24
Class IR	1.27	1.39

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/12[5]

Holding	% of Total Net Assets	Line of Business	Country
Mitsui Fudosan Co. Ltd.	6.3%	Office	Japan
Mitsubishi Estate Co. Ltd.	6.2	Diversified	Japan
Sun Hung Kai Properties Ltd.	4.9	Diversified	Hong Kong
Henderson Land Development Co. Ltd.	4.8	Diversified	Hong Kong
Unibail-Rodamco SE (REIT)	4.4	Diversified	France
Westfield Retail Trust (REIT)	3.6	Retail	Australia
Westfield Group (REIT)	3.4	Retail	Australia
The Link REIT (REIT)	3.1	Retail	Hong Kong
Hang Lung Properties Ltd.	3.1	Retail	Hong Kong
Dexus Property Group (REIT)	3.0	Diversified	Australia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK COUNTRY ALLOCATION[6]
As of June 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Real Estate Securities Fund

Investment Objective

The Fund seeks total return comprised of long-term growth of capital and dividend income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Real Estate Securities Investment Team discusses the Goldman Sachs Real Estate Securities Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated cumulative total returns, without sales charges, of 14.56%, 14.16%, 14.20%, 14.79%, 14.48%, 14.75% and 14.48%, respectively. These returns compare to the 14.85% cumulative total return of the Fund’s benchmark, the Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”) during the same period.

Q	What economic and market factors most influenced the U.S. real estate securities market as a whole during the Reporting Period?

A

For the Reporting Period overall, the U.S. real estate securities market, as measured by the Wilshire Index, outpaced the broad equity market, as measured by the S&P 500® Index, by more than five percentage points.

The first calendar quarter was marked by declining unemployment, improving U.S. economic data and positive steps towards resolving the European sovereign debt crisis, which together drove investors to rotate capital into more aggressive investments, such as U.S. equities, potentially using real estate investment trusts (REITs) as a source of funds. During the second calendar quarter, U.S. real estate securities outperformed the broader U.S. equity market. We believe the “flight to quality” that dominated was largely driven by fears surrounding a Greek exit from the European Monetary Union and/or a potential break-up of the Eurozone, slowing economic growth in China and softer economic data in the U.S. By comparison, REITS were viewed as less vulnerable than equities to these risks given their U.S.-centric nature, long lease durations and ability to provide a more attractive yield in the current low interest rate environment. Moreover, earnings of REITs were generally at or slightly ahead of expectations.

Within the Wilshire Index, the strongest subsectors during the Reporting Period were retail, industrial and diversified. These sub-sectors benefited from their higher cyclicality, rebounding from prior weakness in 2011 as heavy reliance on consumer spending and exposure to international markets came into favor with investors whose appetite for risk increased. Conversely, the multifamily, self-storage and leisure/hotel subsectors were the worst performers within the Wilshire Index during the Reporting Period. Multifamily, or apartment, REITs overall were particularly weak as investors became more bullish on single family home ownership. There was also a consensus view that fundamentals for the multifamily subsector were near a peak.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund performed similarly to the Wilshire Index during the Reporting Period, as effective stock selection in the office, multifamily and diversified real estate subsectors, which contributed positively to relative returns, was offset by weaker security selection in the self-storage, leisure/hotel and industrial real estate subsectors, which detracted from relative returns during the Reporting Period.

Q	What were some of the Fund’s best-performing individual holdings?

A	Commercial REIT Duke Realty was a top contributor to the Fund’s performance during the Reporting Period. Duke Realty agreed to sell its suburban office portfolio in 2011, reducing its office exposure, primarily in Midwest markets. In turn, this strategy has allowed it to refocus the company on its industrial portfolio, which is more of its core competency. Duke Realty’s shares also performed well in line with industrial REITs’ strong performance overall during the Reporting Period.

PORTFOLIO RESULTS

The Fund’s position in commercial REIT Kilroy Realty was also a strong contributor to the Fund’s results during the Reporting Period. Kilroy Realty has a large portion of its primarily office property portfolio located on the west coast. California was, during the Reporting Period, one of the best office markets in the country, driven by San Francisco, which is characterized by limited supply and strong demand from social media and technology companies. Kilroy Realty’s assets in northern California benefited from this trend as did its southern California assets, which were starting to experience similarly improving fundamentals. Additionally, Kilroy Realty’s management team has proven to be a strong capital allocator, making good investments at the bottom of the market, which should drive further growth.

Shares of CBL & Associates Properties, a retail REIT, rose as a result of its attractive valuation heading into the Reporting Period coupled with the company’s moderately higher leverage amidst a “risk on” trade during the Reporting Period. (A “risk on” trade is a time during which investors en masse hold a sharply optimistic view toward the financial markets.) CBL & Associates Properties has regional shopping malls, open-air centers, community centers and office properties in 26 states, primarily in the southeastern and midwestern U.S. At the end of the Reporting Period, we continued to like the name because it balances well with the Fund’s holdings in more conservative retailers such as Simon Property Group and Taubman Centers.

Q	What were some of the Fund’s weakest-performing individual holdings?

A	Commercial REIT Alexandria Real Estate Equities was a weak-performing holding for the Fund during the Reporting Period. Alexandria Real Estate Equities is primarily an office REIT focused on science laboratory buildings for pharmaceutical and biotechnology companies. The company underperformed during the Reporting Period largely as a result of concerns over U.S. federal budget cuts, which may impact both the health care sector and discretionary government spending. At the end of the Reporting Period, we remained confident in the long-term fundamentals of the company given consistently strong rental rate growth due to relatively healthy market conditions in Alexandria Real Estate Equities’ key cluster locations. Additionally, the company’s relative positioning in a niche industry should offer, we believe, some premium, given its assets in high barrier to entry markets.

Multifamily REIT Camden Property Trust underperformed during the Reporting Period along with other apartment stocks, as investors became more bullish on single family home ownership and as there was a consensus view that fundamentals for the subsector broadly were near a peak.

A position in leisure REIT Host Hotels & Resorts, which owns luxury and upscale hotels, also detracted from the Fund’s performance during the Reporting Period. The company’s shares sold off during the Reporting Period on fears around the potential for decline in corporate and leisure spending given the persistent macroeconomic uncertainty. However, at the end of the Reporting Period, we continued to believe that Host Hotels & Resorts may be a relative outperformer within the hotel subsector given the fact that it has what many believe to be the best balance sheet in the group and has a more diversified property portfolio than many of its more concentrated peers.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund did not use derivatives during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In the retail subsector, we initiated a Fund position in Regency Centers during the Reporting Period, as we wanted to close some of the Fund’s underweight to shopping centers. In our view, the company has high quality assets and significant leverage to an improving economy through its small store spaces, which are heavily dependent on discretionary spending. Also, just prior to the Fund’s purchase of shares of Regency Centers, its management announced lower than consensus earnings guidance, which lowered investor expectations and positioned the company, we believe, to perform well going forward.

We established a Fund position in apartment REIT Apartment Investment & Management. The company was trading at a deeply discounted valuation and had been making improvements to its balance sheet.

During the Reporting Period, we sold the Fund’s position in hotel REIT DiamondRock Hospitality because it had what we believed to be the least upside of the names the Fund owned in the hotel subsector. We rotated the sales proceeds into higher conviction names such as Strategic Hotels & Resorts.

PORTFOLIO RESULTS

In the office subsector, we eliminated the Fund’s position in Brookfield Office Properties due to concerns around the financial services industry and the health of the downtown New York City office market, where the company maintains more than one-third of its assets. In addition, we saw limited upside in some of its stronger, commodity-driven markets, such as Houston, Canada and Australia. In turn, we elected to rotate the sales proceeds into higher conviction names.

Q	Were there any changes made in the Fund’s investment strategy during the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking securities rather than on making real estate subsector bets. We seek to outpace the benchmark index by overweighting stocks that we expect to outperform and underweighting those that we think may lag. Consequently, changes in its real estate subsector weights are generally the direct result of individual stock selection or of real estate securities’ appreciation or depreciation. That said, during the Reporting Period, the majority of the Fund’s exposure shifts were only modest and at the margin. The Fund’s exposure to what is termed the “other” subsector did increase relative to the Wilshire Index, and its position in cash decreased.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	From a subsector perspective, the Fund had an overweighted exposure compared to the Wilshire Index in the “other” subsector at the end of the Reporting Period. The Fund was underweighted compared to its benchmark index in the health care and retail subsectors. The Fund was rather neutrally weighted in the remaining real estate subsectors within the Wilshire Index.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We would expect U.S. real estate securities’ outperformance of the broader U.S. equity market to continue during the second half of 2012 if volatility and economic uncertainty remain in the marketplace. However, as we saw at the end of the Reporting Period following renewed hopes from the Eurozone summit, U.S. equities may well surge if we see rapid improvement in economic conditions or sentiment.

Looking ahead, then, we intend to continue to focus on the main pillars of real estate values—supply, demand, cost of capital and availability of capital. The U.S. economy, a key driver of demand for commercial real estate, appears poised to continue to improve despite recent weakness, with Gross Domestic Product (“GDP”) predicted to grow, albeit slowly, into next year. In our view, this anticipated improvement in real estate demand against a backdrop of limited new construction should continue to support increased occupancies, rents, and ultimately, cash flows. Most importantly perhaps, cost and availability of capital were, at the end of the Reporting Period, at some of their most attractive levels in history. We believe this should, in turn, provide significant tailwinds for the real estate industry going forward. The U.S. real estate sector should also remain an attractive yield alternative versus fixed income supported by the Federal Reserve’s (the “Fed’s”) commitment to keep interest rates low for an extended period. We believe REIT yields are sustainable and should grow due to improving fundamental and historically low payout ratios.

As fundamental, bottom-up investors, we intend to continue to focus our approach on those companies that have recapitalized their balance sheets and that possess quality attributes, such as a robust business model, a high quality asset exposure, and a strong management team.

FUND BASICS

Real Estate Securities Fund

as of June 30, 2012

PERFORMANCE REVIEW

January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	Wilshire Real Estate Securities Index (Gross)[2]
Class A	14.56%	14.85%
Class B	14.16	14.85
Class C	14.20	14.85
Institutional	14.79	14.85
Service	14.48	14.85
Class IR	14.75	14.85
Class R	14.48	14.85

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Wilshire Real Estate Securities Index (gross, with dividends reinvested) is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	7.83%	0.21%	9.14%	9.54%	7/27/98
Class B	8.14	0.22	9.10	9.51	7/27/98
Class C	12.21	0.62	8.96	9.19	7/27/98
Institutional	14.51	1.81	10.23	10.44	7/27/98
Service	13.95	1.26	9.66	9.91	7/27/98
Class IR	14.34	N/A	N/A	2.88	11/30/07
Class R	13.80	N/A	N/A	2.38	11/30/07

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar year that is eight years after purchase. Returns for Class B Shares for the period after the conversion reflect the performance of Class A Shares. Because Institutional, Service, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	1.51%
Class B	2.19	2.26
Class C	2.19	2.26
Institutional	1.04	1.11
Service	1.54	1.61
Class IR	1.19	1.26
Class R	1.69	1.76

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 2, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 6/30/12[5]

Holding	% of Total Net Assets	Subsectors
Simon Property Group, Inc. (REIT)	12.6%	Retail
Public Storage (REIT)	6.5	Self Storage
Ventas, Inc. (REIT)	5.8	Health Care
Equity Residential (REIT)	5.0	Multifamily
Boston Properties, Inc. (REIT)	4.5	Commercial
AvalonBay Communities, Inc. (REIT)	4.3	Multifamily
HCP, Inc. (REIT)	4.1	Health Care
Prologis, Inc. (REIT)	3.7	Commercial
Host Hotels & Resorts, Inc. (REIT)	3.6	Leisure
Digital Realty Trust, Inc. (REIT)	3.3	Commercial

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[6]
As of June 30, 2012

[6]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall industry sector allocations may differ from percentages contained in the graph above. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Commodity Index Linked Structured Notes(a)(b)(c)(d)(e) – 1.3%
JPMorgan Chase Bank, N.A.
$11,367,000	0.140%	03/01/13	$10,622,461
UBS AG
3,310,000	0.100	07/27/12	3,382,389
3,600,000	0.090	05/06/13	3,081,558
940,000	0.140	07/02/13	928,509
3,200,000	0.140	07/26/13	3,232,341

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $22,417,000)			$21,247,258

Shares	Description	Value

Exchange Traded Fund – 4.3%
1,753,402	Vanguard MSCI Emerging Markets	$70,048,410
(Cost $69,623,768)

Principal Amount	Interest Rate	Maturity Date	Value

U.S. Government Obligations(f) – 76.7%
United States Treasury Bills
$290,000,000	0.000%	08/02/12	$289,988,406
90,000,000	0.000 (g)	08/16/12	89,994,822
885,000,000	0.000	09/27/12	884,805,273

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $1,264,762,434)			$1,264,788,501

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT
(Cost $1,356,803,202)			$1,356,084,169

Repurchase Agreement(h) – 12.5%
Barclays Capital, Inc.
$205,800,000	0.200%	07/02/12	$205,800,000
Market Value: $205,803,430
Collateralized by GNMA, 4.500%-5.500%, due 9/20/39-4/15/40 and FNMA, 3.500% due 12/01/41. The aggregate market value of the collateral including accrued interest was $209,916,000.
(Cost $205,800,000)

TOTAL INVESTMENTS – 94.8%
(Cost $1,562,603,202)			$1,561,884,169

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.2%			86,496,348

NET ASSETS – 100.0%			$1,648,380,517

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Security is linked to the S&P GSCI Precious Metals Total Return Index (the “GSCI Precious Metals Index”). The GSCI Precious Metals Index represents an unleveraged, long-only investment in commodity futures. The GSCI Precious Metals Index is a part of a series of sub-indices calculated by Standard and Poor’s that represents components of the S&P GSCI from a number of commodity sectors. The GSCI Precious Metals Index comprises gold and silver.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $21,247,258, which represents approximately 1.3% of net assets as of June 30, 2012.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(d)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(e)	Interest rate disclosed is contingent upon LIBOR minus a spread as of June 30, 2012.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(h)	Unless noted, all repurchase agreements were entered into on June 29, 2012.

Investment Abbreviations:
FNMA	—Federal National Mortgage Association
GNMA	—Government National Mortgage Association

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Societe Generale	EUR/USD	09/19/12	$31,820,184	$322,227
	GBP/USD	09/19/12	43,353,585	317,242
TOTAL				$639,469

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG	USD/EUR	09/19/12	$5,065,900	$(19,667)
	USD/GBP	09/19/12	6,752,590	(1,591)
	USD/JPY	09/19/12	7,201,275	(31,011)
Societe Generale	JPY/USD	09/19/12	40,233,212	(274,953)
TOTAL				$(327,222)

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	959	September 2012	$27,367,006	$1,451,379
FTSE 100 Index	418	September 2012	36,156,357	762,446
Russell 2000 Mini Index	849	September 2012	67,529,460	3,128,954
S&P 500 E-mini Index	3,000	September 2012	203,460,000	6,954,750
TSE TOPIX Index	359	September 2012	34,536,936	2,613,676
10 Year U.S. Treasury Notes	(963)	September 2012	(128,440,125)	303,521
TOTAL				$15,214,726

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations – 27.6%
Collateralized Mortgage Obligations – 2.1%
Regular Floater(a) – 1.7%
FDIC Structured Sale Guaranteed Notes Series 2010-S1, Class 1A(b)
$479,223	0.789%	02/25/48	$479,553
FHLMC REMIC Series 3371, Class FA
1,244,054	0.842	09/15/37	1,256,104
FNMA REMIC Series 2007-91, Class FB
1,966,321	0.845	10/25/37	1,985,750
National Credit Union Administration Guaranteed Notes Series 2010-A1, Class A
1,038,067	0.589	12/07/20	1,038,627
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 1A
1,080,616	0.691	10/07/20	1,082,515
National Credit Union Administration Guaranteed Notes Series 2010-R2, Class 1A
1,745,248	0.610	11/06/17	1,747,293
National Credit Union Administration Guaranteed Notes Series 2011-R2, Class 1A
3,015,086	0.640	02/06/20	3,018,972
National Credit Union Administration Guaranteed Notes Series 2011-R3, Class 1A
2,320,650	0.641	03/11/20	2,323,369
National Credit Union Administration Guaranteed Notes Series 2011-R4, Class 1A
2,650,538	0.621	03/06/20	2,651,367
National Credit Union Administration Guaranteed Notes Series 2011-R5, Class 1A
2,545,028	0.620	04/06/20	2,545,724
National Credit Union Administration Guaranteed Notes Series 2011-R6, Class 1A
2,420,170	0.621	05/07/20	2,420,926

			20,550,200

Sequential Fixed Rate – 0.4%
FNMA REMIC Series 2009-70, Class AL
4,176,433	5.000	08/25/19	4,457,325
National Credit Union Administration Guaranteed Notes Series 2010-R1, Class 2A
251,975	1.840	10/07/20	255,755

			4,713,080

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$25,263,280

Federal Agencies – 25.5%
Adjustable Rate FNMA(a) – 0.3%
$2,302,626	2.925%	05/01/33	$2,451,983
1,335,981	2.468	10/01/36	1,418,208

			3,870,191

FHLMC – 0.4%
1,332	5.000	09/01/16	1,413
17,591	5.000	11/01/16	18,798
2,628	5.000	12/01/16	2,811
23,715	5.000	01/01/17	25,371
17,166	5.000	01/01/18	18,360

Mortgage-Backed Obligations – (continued)
FHLMC – (continued)
$211,183	5.000%	02/01/18	$225,850
154,096	5.000	03/01/18	164,802
93,180	5.000	04/01/18	99,673
60,893	5.000	05/01/18	65,137
46,528	5.000	06/01/18	49,760
94,721	5.000	07/01/18	101,300
30,762	5.000	08/01/18	32,915
13,835	5.000	10/01/18	14,827
25,635	5.000	11/01/18	27,492
4,801	5.000	02/01/19	5,174
423,747	5.500	01/01/20	461,026
1,000,100	4.000	05/01/42	1,079,366
2,000,000	4.000	06/01/42	2,158,516

			4,552,591

FNMA – 24.8%
125,021	5.000	03/01/18	134,544
378,758	5.000	04/01/18	407,609
6,010	5.500	01/01/19	6,547
89,932	5.500	02/01/19	97,934
87,800	5.500	03/01/19	95,642
55,406	5.500	04/01/19	60,355
41,825	5.500	05/01/19	45,561
168,597	5.500	06/01/19	183,656
539,285	5.500	07/01/19	587,434
515,759	5.500	08/01/19	561,796
438,550	5.500	09/01/19	477,674
124,100	5.500	10/01/19	135,185
144,325	5.500	11/01/19	157,216
209,810	5.500	12/01/19	228,549
12,195	5.500	01/01/20	13,284
10,736	5.500	06/01/20	11,681
2,678,048	5.500	07/01/20	2,909,767
800,000	4.000	11/20/24	850,611
10,900,000	4.000	01/10/25	11,589,578
12,300,000	4.000	10/01/25	13,078,147
2,660,348	4.000	10/01/31	2,861,237
157,316	5.000	03/01/38	169,843
173,178	5.000	04/01/38	186,969
47,040	4.000	02/01/39	50,043
26,364	4.000	03/01/39	28,047
1,051,999	4.000	04/01/39	1,119,156
672,066	4.000	05/01/39	714,969
177,014	4.000	06/01/39	188,314
37,450	4.000	07/01/39	39,841
439,053	4.000	08/01/39	467,081
39,513	4.000	09/01/39	42,035
85,525	4.000	10/01/39	90,985
87,690	4.000	11/01/39	93,288
70,138	4.000	01/01/40	74,671
1,897,347	4.500	05/01/40	2,036,167
1,646,657	4.500	06/01/40	1,767,136
8,194,577	4.000	08/01/40	8,724,203
3,387,263	4.500	08/01/40	3,635,093
7,166,407	4.000	09/01/40	7,629,582
4,454,055	4.000	10/01/40	4,741,926

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)
$16,640,392	4.000%	11/01/40		$17,715,884
7,061,305	4.500	11/01/40		7,577,948
14,268,045	4.000	12/01/40		15,190,209
4,421,590	4.000	01/01/41		4,707,458
302,086	4.000	02/01/41		321,779
1,166,630	4.000	03/01/41		1,242,682
109,819	4.000	04/01/41		116,978
5,271,262	4.500	04/01/41		5,667,433
41,440	4.000	05/01/41		44,141
683,200	4.500	05/01/41		734,547
859,142	4.000	07/01/41		915,149
572,717	4.000	08/01/41		610,052
1,412,975	4.500	08/01/41		1,530,580
1,902,113	4.500	08/01/41		2,045,070
1,793,494	4.000	09/01/41		1,910,411
928,776	4.500	09/01/41		998,580
57,238	4.000	10/01/41		60,969
5,798,211	4.000	10/01/41		6,176,193
114,901	4.500	10/01/41		123,537
8,847,871	4.000	11/01/41		9,424,658
5,670,009	4.000	12/01/41		6,039,633
705,782	4.000	01/01/42		752,755
166,459	4.000	02/01/42		178,153
87,423	4.000	03/01/42		93,122
3,400,000	4.000	05/01/42		3,669,344
16,188,548	4.000	06/01/42		17,499,003
5,000,000	4.000	07/01/42		5,394,375
32,000,000	2.500	TBA-15yr	(c)	32,987,501
15,000,000	3.000	TBA-30yr	(c)	15,359,921
46,000,000	3.500	TBA-30yr	(c)	48,233,282
20,600,000	4.000	TBA-30yr	(c)	22,100,305

				295,715,008

TOTAL FEDERAL AGENCIES				$304,137,790

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $328,839,417)				$329,401,070

Agency Debentures – 4.8%
FHLB
$2,800,000	1.750%	08/22/12		$2,806,216
36,000,000	0.210	01/04/13		35,998,092
FNMA(a)
18,600,000	0.376	05/17/13		18,620,125

TOTAL AGENCY DEBENTURES
(Cost $57,368,332)				$57,424,433

Asset-Backed Securities – 0.0%
Home Equity – 0.0%
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
$145,934	7.000%	09/25/37		$114,812
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
199,930	7.000	09/25/37		148,284

TOTAL ASSET-BACKED SECURITIES
(Cost $346,512)				$263,096

Government Guarantee Obligations(d) – 0.8%
Citigroup Funding, Inc.
$1,800,000	1.875%	10/22/12		$1,808,844
General Electric Capital Corp.
7,800,000	2.625	12/28/12		7,888,795

TOTAL GOVERNMENT GUARANTEE OBLIGATIONS
(Cost $9,614,309)				$9,697,639

U.S. Treasury Obligations – 35.9%
United States Treasury Bills(e)
$100,000,000	0.000%	07/05/12		$99,999,611
100,000,000	0.000	08/23/12		99,993,378
100,000,000	0.000	10/18/12		99,966,698
United States Treasury Bond
200,000	3.125	02/15/42		214,716
United States Treasury Notes
20,200,000	0.375	07/31/13		20,225,250
25,500,000	0.500	10/15/13		25,570,633
49,800,000	2.750	10/31/13		51,424,473
4,900,000	0.875	01/31/17		4,941,699
15,600,000	3.125 (f)	05/15/21		17,757,481
4,600,000	2.000	11/15/21		4,768,452
3,600,000	1.750	05/15/22		3,628,980

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $427,435,617)				$428,491,371

Shares	Rate	Value
Short-term Investment(a) – 21.6%
JPMorgan U.S. Government Money Market Fund — Capital Shares
257,109,911	0.010%	$257,109,911
(Cost $257,109,911)

TOTAL INVESTMENTS – 90.7%
(Cost $1,080,714,098)		$1,082,387,520

OTHER ASSETS IN EXCESS OF LIABILITIES – 9.3%		110,342,327

NET ASSETS – 100.0%		$1,192,729,847

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $479,553, which represents approximately 0.0% of net assets as of June 30, 2012.
(c)	TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $118,681,009 which represents approximately 10.0% of net assets as of June 30, 2012.
(d)	Guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program and are backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.
(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
FDIC	—Federal Deposit Insurance Corp.
FHLB	—Federal Home Loan Bank
FHLMC	—Federal Home Loan Mortgage Corp.
FNMA	—Federal National Mortgage Association
LIBOR	—London Interbank Offered Rate
REMIC	—Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At June 30, 2012, the Fund had the following forward sales contracts:

Description	Interest Rate	Maturity Date(c)	Settlement Date	Principal Amount	Value
FNMA	4.000%	TBA-15yr	7/17/12	$(24,000,000)	$(25,526,251)
FNMA	4.000	TBA-30yr	7/12/12	(82,000,000)	(87,272,346)
FNMA	4.500	TBA-30yr	7/12/12	(24,000,000)	(25,745,625)
TOTAL (Proceeds Receivable: $138,526,719)					$(138,544,222)

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Eurodollars	5	September 2012	$1,244,000	$2,937
Eurodollars	5	December 2012	1,243,688	5,188
Eurodollars	5	March 2013	1,243,438	7,438
Eurodollars	5	June 2013	1,243,125	10,062
Eurodollars	118	March 2014	29,314,150	56,089
Eurodollars	209	September 2014	51,868,575	225,154
Eurodollars	(118)	March 2015	(29,235,975)	(134,784)
Eurodollars	(209)	September 2015	(51,659,575)	(392,948)
U.S. Long Bond	(400)	September 2012	(59,187,500)	573,989
U.S. Ultra Long Treasury Bonds	(2)	September 2012	(333,688)	(2,017)
2 Year U.S. Treasury Notes	(260)	September 2012	(57,248,750)	37,025
5 Year U.S. Treasury Notes	113	September 2012	14,008,469	23,732
10 Year U.S. Treasury Notes	177	September 2012	23,607,375	(105,386)
TOTAL				$306,479

SWAP CONTRACTS — At June 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

			Rates Exchanged		Market Value
Counterparty	Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Citibank, N.A.	$14,300	12/19/17	3 Month LIBOR	1.250%	$(50,606)	$(41,053)
Credit Suisse International	35,800	12/19/19	3 Month LIBOR	1.750	(734,955)	136,293
JPMorgan Chase Bank, N.A.	3,600	12/19/27	3 Month LIBOR	2.500	(117,701)	18,972
TOTAL					$(903,262)	$114,212

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2012.

TOTAL RETURN SWAP CONTRACTS ON COMMODITY INDICES(a)

Counterparty	Referenced Obligation	Notional Amount (000’s)	Rate Paid	Termination Date	Unrealized Gain (Loss)(b)
Deutsche Bank AG	S&P GSCI Excess Return Index	$8,730	0.25%	07/31/12	$45,258
		13,626	0.25	07/31/12	70,639
		261,449	0.25	07/31/12	1,351,885
Merrill Lynch International	S&P Custom GSCI Excess Return Index	18,000	0.25	07/31/12	391,903
		374,808	0.25	07/31/12	13,835,295
UBS AG	S&P Custom GSCI Excess Return Index	485,842	0.25	07/31/12	14,863,188
TOTAL					$30,558,168

(a)	The Fund receives monthly payments based on any positive monthly return of the Referenced Obligation. The Fund makes payments on any negative monthly return of such Referenced Obligation.
(b)	There are no upfront payments on the swap contracts listed above, therefore the unrealized gains (losses) on the swap contracts are equal to their market value.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Principal Amount	Interest Rate	Maturity Date	Value
Commodity Index Linked Structured Notes(a)(b)(c)(d) – 3.2%
Bank of America Corp.
$2,500,000	0.240%	01/14/13	$2,012,062
3,100,000	0.240	03/05/13	2,400,194
2,800,000	0.240	03/08/13	2,190,388
3,700,000	0.240	03/28/13	2,916,457
4,600,000	0.240	05/06/13	4,256,914
UBS AG(e)
380,000	0.090	11/13/12	338,942
1,300,000	0.240	11/13/12	960,148
2,400,000	0.240	12/12/12	1,752,422
3,900,000	0.140	02/05/13	3,156,395
3,500,000	0.090	05/10/13	3,109,348
6,100,000	0.090	06/18/13	6,931,387
3,400,000	0.090	06/20/13	3,923,093
1,330,000	0.100	06/28/13	1,483,091
2,500,000	0.100	07/10/13	2,782,825

TOTAL COMMODITY INDEX LINKED STRUCTURED NOTES
(Cost $41,510,000)			$38,213,666

Shares	Description	Value
Exchange Traded Funds – 7.0%
1,046,754	iShares MSCI Emerging Markets Index Fund	$41,022,289
513,899	iShares Russell 2000 Index Fund	40,932,056

TOTAL EXCHANGE TRADED FUNDS
(Cost $81,674,585)		$81,954,345

Principal Amount	Interest Rate	Maturity Date	Value
U.S. Treasury Obligation(f) – 17.5%
United States Treasury Inflation Indexed Bond
$194,957,795	0.125%	01/15/22	$206,503,195
(Cost $199,789,804)

Shares	Rate	Value
Short-term Investment(a) – 40.5%
JPMorgan U.S. Government Money Market Fund — Capital Shares
478,094,962	0.010%	$478,094,962
(Cost $478,094,962)

TOTAL INVESTMENTS – 68.2%
(Cost $801,069,351)		$804,766,168

OTHER ASSETS IN EXCESS OF LIABILITIES – 31.8%		375,607,718

NET ASSETS – 100.0%		$1,180,373,886

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(b)	These Structured Notes take into consideration a leverage factor of 300% on the return of the underlying linked index.
(c)	Security is linked to the Dow Jones-UBS Commodity Index Total Return (the “DJ-UBSCI Total Return”). The DJ-UBSCI Total Return is a composite of commodity sector returns, representing an unleveraged, long-only investment in commodity futures that is diversified across the spectrum of commodities. The DJUBSCI Total Return is composed of nineteen commodities in eight diverse sectors: energy, petroleum, precious metals, industrial metals, grains, livestock, softs, and agriculture.
(d)	Interest rate disclosed is contingent upon LIBOR minus a spread as of June 30, 2012.
(e)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $24,437,651, which represents approximately 2.1% of net assets as of June 30, 2012.
(f)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	33	July 2012	$2,566,244	$125,351
CAC 40 Index	242	July 2012	9,775,532	457,726
DAX Index	42	September 2012	8,519,441	326,029
Euro-Bund	468	September 2012	83,448,587	(1,993,994)
FTSE 100 Index	285	September 2012	24,652,062	445,726
FTSE/MIB Index	26	September 2012	2,351,906	213,383
Hang Seng Index	26	July 2012	3,259,070	70,142
IBEX 35 Index	32	July 2012	2,829,010	224,156
Long Gilt	129	September 2012	24,064,192	13,417
MSCI Singapore Index	38	July 2012	1,992,469	50,353
OMX Stockholm 30 Index	226	July 2012	3,361,029	136,224
S&P 500 E-mini Index	1,725	September 2012	116,989,500	3,923,031
S&P/TSX 60 Index	98	September 2012	12,732,973	118,244
SPI 200 Index	89	September 2012	9,238,955	(7,825)
TSE TOPIX Index	241	September 2012	23,184,963	1,451,243
10 Year Australian Treasury Bonds	27	September 2012	3,466,962	(17,755)
10 Year Canadian Government Bonds	51	September 2012	6,935,419	52,166
10 Year Japanese Government Bonds	81	September 2012	145,604,429	400,792
10 Year U.S. Treasury Notes	911	September 2012	121,504,625	(66,837)
TOTAL				$5,921,572

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Schedule of Investments

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
Counterparty	Referenced Obligation	Notional Amount (000’s)	Rates Received (Paid)	Termination Date	Credit Spread at June 30, 2012(a)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Sold:
Bank of America, N.A.	CDX Emerging Markets Index	$25,900	5.000%	06/20/17	2.846%	$2,985,843	$(439,811)
	CDX North America High Yield Index	850	5.000	06/20/17	5.877	(38,311)	9,745
Credit Suisse International	CDX North America High Yield Index	2,000	5.000	06/20/17	5.877	(67,088)	(126)
Deutsche Bank AG	CDX Emerging Markets Index	300	5.000	06/20/17	2.846	32,606	(3,115)
		300	5.000	06/20/17	2.846	33,431	(3,941)
		2,800	5.000	06/20/17	2.846	240,992	34,254
		17,600	5.000	06/20/17	2.846	1,462,287	267,836
		6,500	5.000	06/20/17	2.846	540,878	98,087
	CDX North America High Yield Index	34,900	5.000	06/20/17	5.877	(918,265)	(254,624)
Morgan Stanley Capital Services, Inc.	CDX North America High Yield Index	11,900	5.000	06/20/17	5.877	(801,852)	401,927
		2,650	5.000	06/20/17	5.877	(161,759)	72,700
TOTAL						$3,308,762	$182,932

(a)	Credit spread on the Referenced Obligation, together with the period of expiration, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%
Australia – 14.4%
1,284,398	CFS Retail Property Trust Group (REIT) (Retail)	$2,563,531
674,213	Charter Hall Group (REIT) (Diversified)	1,578,603
9,249,270	Dexus Property Group (REIT) (Diversified)	8,850,672
957,347	GPT Group (REIT) (Diversified)	3,238,283
1,832,165	Stockland (REIT) (Diversified)	5,815,114
1,025,533	Westfield Group (REIT) (Retail)	10,041,393
3,710,604	Westfield Retail Trust (REIT) (Retail)	10,883,907

		42,971,503

Canada – 12.4%
79,700	Allied Properties Real Estate Investment Trust (REIT) (Office)	2,270,209
42,000	Boardwalk Real Estate Investment Trust (REIT) (Residential)	2,417,857
162,400	Brookfield Office Properties, Inc. (Office)	2,842,518
73,100	Calloway Real Estate Investment Trust (REIT) (Retail)	2,010,412
113,300	Canadian Apartment Properties Real Estate Investment Trust (REIT) (Residential)	2,646,375
78,600	Canadian Real Estate Investment Trust (REIT) (Diversified)	3,139,059
42,800	Cominar Real Estate Investment Trust (REIT) (Office)	1,008,938
89,600	Dundee Real Estate Investment Trust (REIT) (Office)	3,360,990
124,600	H&R Real Estate Investment Trust (REIT) (Diversified)	2,998,428
120,100	Primaris Retail Real Estate Investment Trust (REIT) (Retail)	2,779,252
237,500	RioCan Real Estate Investment Trust (REIT) (Retail)	6,461,792
359,900	TransGlobe Apartment REIT (REIT) (Residential)	5,040,933

		36,976,763

China – 3.3%
2,568,000	China Overseas Land & Investment Ltd. (Diversified)	6,047,693
2,544,000	Shimao Property Holdings Ltd. (Diversified)	3,943,105

		9,990,798

France – 7.7%
22,489	Fonciere Des Regions (REIT) (Diversified)	1,616,927
21,629	Gecina SA (REIT) (Residential)	1,928,159
26,301	ICADE (REIT) (Diversified)	1,989,157
128,131	Klepierre (REIT) (Retail)	4,210,880

Common Stocks – (continued)
France – (continued)
134	Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT) (Office)	$12,695
71,975	Unibail-Rodamco SE (REIT) (Diversified)	13,258,527

		23,016,345

Germany – 2.0%
65,709	Deutsche Euroshop AG (Retail)	2,329,880
183,544	Deutsche Wohnen AG (Residential)	3,086,335
12,758	GSW Immobilien AG (Residential)	436,168

		5,852,383

Hong Kong – 17.5%
1,171,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	2,946,075
2,712,000	Hang Lung Properties Ltd. (Retail)	9,276,719
2,555,000	Henderson Land Development Co. Ltd. (Diversified)	14,204,346
333,000	Hongkong Land Holdings Ltd. (Office)	1,920,999
1,222,475	Sun Hung Kai Properties Ltd. (Diversified)	14,533,940
2,280,000	The Link REIT (REIT) (Retail)	9,345,405

		52,227,484

Japan – 18.6%
864	Advance Residence Investment Corp. (REIT) (Residential)	1,679,603
1,038,000	Mitsubishi Estate Co. Ltd. (Diversified)	18,622,552
964,000	Mitsui Fudosan Co. Ltd. (Office)	18,704,334
369	Nippon Building Fund, Inc. (REIT) (Office)	3,567,741
782	Orix JREIT, Inc. (REIT) (Office)	3,515,102
207,000	Sumitomo Realty & Development Co. Ltd. (Office)	5,091,453
4,080	United Urban Investment Corp. (REIT) (Diversified)	4,394,072

		55,574,857

Netherlands – 1.5%
35,744	Corio NV (REIT) (Retail)	1,573,716
81,455	Eurocommercial Properties NV CVA (REIT) (Retail)	2,818,101

		4,391,817

Singapore – 7.4%
1,502,000	AIMS AMP Capital Industrial REIT (REIT) (Industrial)	1,429,444
3,849,000	CapitaLand Ltd. (Residential)	8,299,033
6,868,000	K-REIT Asia (REIT) (Office)	5,806,790
6,928,000	Mapletree Industrial Trust (REIT) (Industrial)	6,636,606

		22,171,873

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Shares	Description	Value
Common Stocks – (continued)
Sweden – 1.7%
241,541	Castellum AB (Diversified)	$2,921,113
284,901	Fabege AB (Diversified)	2,235,166

		5,156,279

Switzerland – 2.9%
46,901	PSP Swiss Property AG (Registered) (Office)*	4,139,157
53,890	Swiss Prime Site AG (Registered) (Diversified)*	4,495,020

		8,634,177

United Kingdom – 9.9%
695,572	British Land Co. PLC (REIT) (Diversified)	5,569,791
952,639	Capital & Counties Properties PLC (Retail)	3,131,258
113,579	Derwent London PLC (REIT) (Office)	3,302,156
512,308	Great Portland Estates PLC (REIT) (Office)	3,162,716
942,524	Hammerson PLC (REIT) (Retail)	6,545,983
690,875	Land Securities Group PLC (REIT) (Diversified)	8,004,444

		29,716,348

TOTAL INVESTMENTS – 99.3%
(Cost $262,302,057)		$296,680,627

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%		2,092,931

NET ASSETS – 100.0%		$298,773,558

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Value

No reportable securities.

TOTAL INVESTMENTS – 0.0%	$—

OTHER ASSETS IN EXCESS OF LIABILITIES – 100.0%	7,196,545

NET ASSETS – 100.0%	$7,196,545

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Deutsche Bank AG (London)	CZK/USD	09/19/12	$39,665	$595
	GBP/USD	09/19/12	9,395	84
	HUF/USD	09/19/12	26,277	1,446
	MXN/USD	09/19/12	37,195	2,119
	PLN/USD	09/19/12	35,676	1,329
	USD/EUR	09/19/12	11,398	12
	USD/GBP	09/19/12	103,344	433
	USD/JPY	09/19/12	16,582	134
	ZAR/USD	09/19/12	33,851	1,274
Peregrine Brokerage Ltd.	COP/USD	09/19/12	194,898	208
Standard Chartered Bank	BRL/USD	07/03/12	49,788	1,221
Societe Generale	AUD/USD	09/19/12	101,598	2,958
	BRL/USD	07/03/12	159,323	1,541
	CAD/USD	09/19/12	176,485	1,487
	CLP/USD	09/20/12	59,250	194
	CZK/USD	09/19/12	99,161	527
	EUR/USD	09/19/12	202,636	1,449
	GBP/USD	09/19/12	219,215	2,054
	HUF/USD	09/19/12	87,588	3,780
	IDR/USD	09/19/12	246,748	3,503
	INR/USD	09/20/12	177,514	1,377
	KRW/USD	09/19/12	208,494	4,046
	MXN/USD	09/19/12	111,586	5,556
	MYR/USD	09/19/12	75,790	766
	NOK/USD	09/19/12	184,373	1,049
	NZD/USD	09/19/12	95,540	2,966
	PLN/USD	09/19/12	89,191	2,724
	RUB/USD	09/19/12	45,649	393
	SEK/USD	09/19/12	151,354	2,370
	TRY/USD	09/19/12	130,509	1,115
	USD/COP	09/19/12	60,906	104
	USD/JPY	09/19/12	100,192	579
	ZAR/USD	09/19/12	84,629	2,176
TOTAL				$51,569

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Citibank NA	USD/KRW	09/19/12	$312,742	$(8,675)
Deutsche Bank AG (London)	CHF/USD	09/19/12	1,056	—
	GBP/USD	09/19/12	7,829	(33)
	JPY/USD	09/19/12	62,620	(449)
	USD/AUD	09/19/12	172,716	(5,130)
	USD/CAD	09/19/12	308,849	(3,162)
	USD/CHF	09/19/12	5,279	(22)
	USD/EUR	09/19/12	391,341	(2,595)
	USD/GBP	09/19/12	372,665	(3,523)
	USD/NOK	09/19/12	293,321	(1,707)
	USD/NZD	09/19/12	151,272	(4,801)
	USD/SEK	09/19/12	266,815	(4,546)
	USD/TRY	09/19/12	119,633	(2,201)
Morgan Stanley Co.	USD/INR	09/20/12	248,520	(1,475)
Nomura Securities	USD/MYR	09/19/12	56,842	(531)
Peregrine Brokerage Ltd.	USD/BRL	07/03/12	39,831	(653)
	USD/CZK	09/19/12	188,407	(3,321)
	USD/HUF	09/19/12	148,900	(10,031)
	USD/IDR	09/19/12	360,632	(5,860)
	USD/PLN	09/19/12	169,463	(7,715)
	USD/RUB	09/19/12	38,041	(384)
	USD/TRY	09/19/12	5,438	(133)
	USD/CLP	09/20/12	88,874	(1,783)
Standard Chartered Bank	USD/BRL	08/02/12	49,458	(1,162)
Societe Generale	COP/USD	09/19/12	24,362	(137)
	JPY/USD	09/19/12	75,144	(713)
	TRY/USD	09/19/12	43,503	(229)
	USD/BRL	07/03/12	9,958	(183)
	USD/CAD	09/19/12	19,609	(89)
	USD/COP	09/19/12	73,087	(400)
	USD/EUR	09/19/12	74,722	(755)
	USD/GBP	09/19/12	15,658	(29)
	USD/MYR	09/19/12	113,685	(1,376)
	USD/RUB	09/19/12	53,257	(531)
	USD/CLP	09/20/12	9,875	(102)
State Street Bank	USD/MXN	09/19/12	213,873	(12,140)
UBS AG (London)	USD/BRL	07/03/12	159,323	(3,408)
	USD/ZAR	09/19/12	169,257	(3,866)
TOTAL				$(93,850)

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Amsterdam Index	(2)	July 2012	$(155,530)	$(7,692)
CAC 40 Index	(4)	July 2012	(161,579)	(7,907)
DAX Index	(1)	September 2012	(202,844)	(8,341)
FTSE 100 Index	(2)	September 2012	(172,997)	(3,454)
FTSE/JSE Top 40 Index	12	September 2012	433,705	(11,699)
FTSE/MIB Index	(1)	September 2012	(90,458)	(9,172)
Hang Seng Index	(1)	July 2012	(125,349)	(3,542)
H-Shares Index	(4)	July 2012	(245,864)	(4,780)
IBEX 35 Index	(1)	July 2012	(88,407)	(7,596)
ISE 30 Index	(4)	August 2012	(16,964)	(464)
KOSPI 200 Index	(3)	September 2012	(321,779)	(2,548)
MSCI Taiwan Index	(13)	July 2012	(329,420)	(10,548)
OMX Stockholm 30 Index	(9)	July 2012	(133,846)	(5,950)
S&P 500 E-mini Index	1	September 2012	67,820	281
S&P/TSX 60 Index	(2)	September 2012	(259,857)	(1,018)
SET 50 Index	7	September 2012	179,342	4,915
SGX S&P CNX Nifty Index	(20)	July 2012	(211,780)	(6,849)
SPI 200 Index	(2)	September 2012	(207,617)	593
TSE TOPIX Index	(2)	September 2012	(192,406)	(14,645)
TOTAL				$(100,416)

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At June 30, 2012, the Fund had the following swap contracts:

INTEREST RATE SWAP CONTRACTS

				Rates Exchanged		Market Value
Counterparty		Notional Amount (000’s)(a)	Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of American, N.A.	$	4,000	12/19/13	0.750%	3 Month LIBOR	$8,836	$(648)
	GBP	1,056	12/19/17	1.500	6 Month LIBOR	6,026	5,414
Credit Suisse International	EUR	36,800	12/19/13	1.000	6 Month EURIBOR	65,415	35,647
	$	1,800	12/19/17	1.250	3 Month LIBOR	7,952	3,585
	CAD	1,050	12/19/17	1.750	3 Month CDOR	4,272	544
	CHF	276	12/19/17	0.400	6 Month LIBOR	291	(1,358)
		230	12/19/17	0.400	6 Month LIBOR	(415)	(475)
		2,116	12/19/17	0.400	6 Month LIBOR	5,273	(13,456)
	EUR	1,254	12/19/17	1.500	6 Month EURIBOR	2,509	1,802
	GBP	352	12/19/17	6 Month LIBOR	1.500	(7,826)	4,013
	JPY	20,000	12/19/17	0.500	6 Month LIBOR	977	(189)
Deutsche Bank AG	EUR	1,600	12/19/13	1.000	6 Month EURIBOR	3,861	533
	GBP	1,200	12/19/13	1.250	6 Month LIBOR	6,668	(459)
	$	250	12/19/17	1.250	3 Month LIBOR	1,598	4
	CHF	230	12/19/17	0.400	6 Month LIBOR	(738)	—
Morgan Stanley Capital Services, Inc.	$	2,000	12/19/13	0.750	3 Month LIBOR	4,125	—
	EUR	2,400	12/19/13	1.000	6 Month EURIBOR	6,960	—
	GBP	16,200	12/19/13	1.250	6 Month LIBOR	102,249	(18,423)
		3,000	12/19/13	6 Month LIBOR	1.250	(9,766)	(5,757)
	CAD	250	12/19/17	1.750	3 Month CDOR	1,218	(71)
	JPY	392,000	12/19/17	0.500	6 Month LIBOR	13,278	2,169
UBS AG	$	32,000	12/19/13	0.750	3 Month LIBOR	45,985	19,519
	EUR	1,600	12/19/13	1.000	6 Month EURIBOR	4,472	(78)
	JPY	20,000	12/19/17	0.500	6 Month LIBOR	801	—
		36,000	12/19/17	0.500	6 Month LIBOR	1,538	(119)
	SEK	1,700	12/19/17	2.250	3 Month STIBOR	2,127	(778)
		8,840	12/19/17	2.250	3 Month STIBOR	5,057	1,958
TOTAL						$282,743	$33,377

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2012.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Investment Abbreviations:
CDOR	—Canadian Dollar Offered Rate
EURIBOR	—Euro Interbank Offered Rate
LIBOR	—London Interbank Offered Rate
STIBOR	—Stockholm Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
MYR	—Malaysian Ringgit
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
RUB	—Russian Ruble
SEK	—Swedish Krona
TRY	—Turkish Lira
USD	—United States Dollar
ZAR	—South African Rand

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value
Common Stocks – 99.8%
Commercial – 28.2%
151,384	Alexandria Real Estate Equities, Inc. (REIT)	$11,008,644
206,067	Boston Properties, Inc. (REIT)	22,331,481
364,226	Brandywine Realty Trust (REIT)	4,494,549
217,571	Digital Realty Trust, Inc. (REIT)	16,333,055
242,969	Douglas Emmett, Inc. (REIT)	5,612,584
507,472	Duke Realty Corp. (REIT)	7,429,390
88,141	Forest City Enterprises, Inc. Class A*	1,286,859
304,430	Hudson Pacific Properties, Inc. (REIT)	5,300,126
133,018	Kilroy Realty Corp. (REIT)	6,439,401
290,327	Liberty Property Trust (REIT)	10,695,647
556,852	Prologis, Inc. (REIT)	18,504,192
54,478	PS Business Parks, Inc. (REIT)	3,689,250
133,704	SL Green Realty Corp. (REIT)	10,728,409
187,450	Vornado Realty Trust (REIT)	15,742,051

		139,595,638

Health Care – 12.2%
455,392	HCP, Inc. (REIT)	20,105,557
199,388	Health Care REIT, Inc. (REIT)	11,624,320
452,667	Ventas, Inc. (REIT)	28,572,341

		60,302,218

Leisure – 6.9%
1,116,176	Host Hotels & Resorts, Inc. (REIT)	17,657,904
177,729	LaSalle Hotel Properties (REIT)	5,179,023
168,876	Pebblebrook Hotel Trust (REIT)	3,936,500
43,401	Starwood Hotels & Resorts Worldwide, Inc.	2,301,989
830,582	Strategic Hotels & Resorts, Inc. (REIT)*	5,365,560

		34,440,976

Multifamily – 17.7%
144,048	American Campus Communities, Inc. (REIT)	6,479,279
234,094	Apartment Investment & Management Co. Class A (REIT)	6,327,561
151,549	AvalonBay Communities, Inc. (REIT)	21,441,152
172,045	Camden Property Trust (REIT)	11,642,285
393,761	Equity Residential (REIT)	24,554,936
63,667	Essex Property Trust, Inc. (REIT)	9,799,625
147,465	Post Properties, Inc. (REIT)	7,218,412

		87,463,250

Other – 2.5%
57,780	American Tower Corp. (REIT)	4,039,400
93,113	Lennar Corp. Class A	2,878,123
406,663	MFA Financial, Inc. (REIT)	3,208,571
85,774	National Retail Properties, Inc. (REIT)	2,426,546

		12,552,640

Retail – 25.8%
435,675	CBL & Associates Properties, Inc. (REIT)	8,513,089
607,921	DDR Corp. (REIT)	8,899,963

Common Stocks – (continued)
Retail – (continued)
72,066	Federal Realty Investment Trust (REIT)	$7,501,350
280,520	General Growth Properties, Inc. (REIT)	5,074,607
300,557	Glimcher Realty Trust (REIT)	3,071,693
701,434	Kimco Realty Corp. (REIT)	13,348,289
161,552	Regency Centers Corp. (REIT)	7,685,029
400,881	Simon Property Group, Inc. (REIT)	62,401,136
187,253	Tanger Factory Outlet Centers, Inc. (REIT)	6,001,459
66,547	Taubman Centers, Inc. (REIT)	5,134,767

		127,631,382

Self Storage – 6.5%
223,149	Public Storage (REIT)	32,224,947

TOTAL INVESTMENTS – 99.8%
(Cost $352,154,826)		$494,211,051

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		810,330

NET ASSETS – 100.0%		$495,021,381

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

Absolute Return Tracker Fund
Assets:
Investments, at value (cost $1,356,803,202, $1,080,714,098, $801,069,351, $262,302,057, $0 and $352,154,826)	$1,356,084,169
Repurchase Agreement, at value which equals cost	205,800,000
Cash	83,906,823
Foreign currencies, at value (cost $154,870 and $1,122,446 for Absolute Return Tracker and International Real Estate Securities Funds)	152,272
Receivables:
Futures variation margin(b)	9,856,527
Fund shares sold	3,200,831
Unrealized gain on forward foreign currency exchange contracts	639,469
Reimbursement from investment adviser	100,469
Investments sold	—
Investments sold on an extended-settlement basis	—
Due from broker — upfront payment	—
Collateral on certain derivative contracts	—
Dividends and interest	—
Foreign tax reclaims	—
Deferred offering costs	—
Unrealized gain on swap contracts	—
Upfront payments made on swap contracts	—
Due from custodian	—
Other assets	8,785
Total assets	1,659,749,345

Liabilities:
Due to custodian — foreign currencies, at value (cost $421 for the Managed Futures Strategy Fund)	—
Payables:
Fund shares redeemed	9,113,729
Amounts owed to affiliates	1,674,488
Unrealized loss on forward foreign currency exchange contracts	327,222
Investments purchased	—
Investments purchased on an extended-settlement basis	—
Forward sale contracts, at value (proceeds received $138,526,719 for Commodity Strategy Fund)	—
Futures variation margin	—
Due to broker — upfront payment	—
Collateral on certain derivative contracts	—
Unrealized loss on swap contracts	—
Upfront payments received on swap contracts	—
Accrued expenses and other liabilities	253,389
Total liabilities	11,368,828

Net Assets:
Paid-in capital	1,676,702,187
Undistributed (distributions in excess of) net investment income (loss)	(12,348,936)
Accumulated net realized gain (loss)	(30,765,148)
Net unrealized gain (loss)	14,792,414
NET ASSETS	$1,648,380,517
Net Assets:
Class A	$186,279,397
Class B	—
Class C	47,631,280
Institutional	1,391,504,951
Service	—
Class IR	21,079,240
Class R	1,885,649
Total Net Assets	$1,648,380,517
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	21,101,636
Class B	—
Class C	5,562,783
Institutional	155,314,346
Service	—
Class IR	2,366,581
Class R	215,775
Net asset value, offering and redemption price per share:(c)
Class A	$8.83
Class B	—
Class C	8.56
Institutional	8.96
Service	—
Class IR	8.91
Class R	8.74

(a)	Statement of Assets and Liabilities for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Includes cash on deposit with counterparty relating to initial margin requirements on future transactions of $241,564 for the Managed Futures Strategy Fund.
(c)	Maximum public offering price per share for Class A Shares of the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds is $9.34, $5.60, $11.21, $6.17, $10.01 and $16.18, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund	International Real Estate Securities Fund	Managed Futures Strategy Fund	Real Estate Securities Fund

$1,082,387,520	$804,766,168	$296,680,627	$—	$494,211,051
—	—	—	—	—
142,100,590	—	590,516	6,584,227	2,966,758
—	—	1,002,490	—	—

659,966	3,929,923	—	241,564	—
4,276,485	384,982,139	1,531,927	275,000	301,281
—	—	—	51,569	—
24,431	23,565	—	74,837	9,144
84,637,216	1,375	8,619,904	—	19,756,813
331,158,466	—	—	—	—
2,308,082	132,877	—	421	—
128,830,662	—	—	—	—
936,315	307,148	1,532,709	—	1,427,224
—	—	84,078	—	—
—	—	—	190,449	—
30,713,433	884,549	—	75,188	—
—	5,296,037	—	301,488	—
17,681,950	—	—	—	—
4,550	2,724	1,342	—	2,931
1,825,719,666	1,200,326,505	310,043,593	7,794,743	518,675,202

—	—	—	421	—

140,638,089	2,091,086	9,104,017	—	20,617,046
664,295	726,283	298,916	6,052	495,989
—	—	—	93,850	—
—	9,176,163	1,730,224	—	2,414,017
351,941,938	2,500,000	—	—	—
138,544,222	—	—	—	—
—	—	—	74,343	—
—	—	—	11,148	—
—	2,600,000	—	—	—
41,053	701,617	—	41,811	—
903,262	1,987,275	—	18,745	—
256,960	170,195	136,878	351,828	126,769
632,989,819	19,952,619	11,270,035	598,198	23,653,821

1,404,667,710	1,169,556,114	898,582,079	7,582,037	431,398,979
(2,839,651)	(130,761)	(7,507,754)	(26,887)	22,090
(241,732,990)	1,156,411	(626,587,883)	(249,150)	(78,455,913)
32,634,778	9,792,122	34,287,116	(109,455)	142,056,225
$1,192,729,847	$1,180,373,886	$298,773,558	$7,196,545	$495,021,381

$ 450,481,429	$232,634,317	$94,997,579	$101,478	$187,025,546
—	—	—	—	1,745,399
13,637,308	70,731,704	2,158,170	21,418	12,194,730
718,740,412	815,631,742	201,580,960	7,054,732	288,614,137
—	—	—	—	4,527,905
8,768,808	61,365,337	36,849	9,466	559,747
1,101,890	10,786	—	9,451	353,917
$1,192,729,847	$1,180,373,886	$298,773,558	$7,196,545	$495,021,381

84,223,955	21,970,183	16,292,547	10,725	12,230,746
—	—	—	—	114,528
2,601,099	6,780,001	369,117	2,270	813,100
134,102,818	76,439,700	35,319,172	744,880	18,608,866
—	—	—	—	294,311
1,632,285	5,766,889	6,350	1,000	36,524
207,396	1,020	—	1,000	23,204

$5.35	$10.59	$5.83	$9.46	$15.29
—	—	—	—	15.24
5.24	10.43	5.85	9.44	15.00
5.36	10.67	5.71	9.47	15.51
—	—	—	—	15.38
5.37	10.64	5.80	9.47	15.33
5.31	10.57	—	9.45	15.25

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

Absolute Return Tracker Fund
Investment income:
Interest	$1,102,779
Dividends (net of foreign taxes withheld of $0, $0, $0, $469,961, $0 and $18,749)	—
Total investment income	1,102,779

Expenses:
Management fees	10,183,425
Transfer Agent fees(c)	588,503
Distribution and Service fees(c)	542,418
Printing and mailing costs	141,411
Professional fees	94,347
Custody and accounting fees	85,822
Registration fees	49,967
Trustee fees	10,028
Offering costs	—
Organization costs	—
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Other	25,152
Total expenses	11,721,073
Less — expense reductions	(326,784)
Net expenses	11,394,289
NET INVESTMENT INCOME (LOSS)	(10,291,510)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	6,324,801
In-kind redemptions	—
Futures contracts	5,979,582
Swap contracts	—
Forward foreign currency exchange contracts	(2,879,754)
Foreign currency transactions	(183,787)
Net change in unrealized gain (loss) on:
Investments	(3,893,477)
Futures contracts	15,206,983
Swap contracts	—
Forward foreign currency exchange contracts	1,340,112
Foreign currency translation	(24,583)
Net realized and unrealized gain (loss)	21,869,877
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,578,367

(a)	Statement of Operations for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on February 29, 2012.
(c)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	$271,826	$–	$266,321	$4,271	$206,589	$–	$50,602	$312,617	$–	$17,072	$1,623
Commodity Strategy	342,877	–	76,015	2,990	178,296	–	9,882	145,607	–	8,931	777
Dynamic Allocation	269,263	–	328,878	27	204,641	–	62,488	47,967	–	61,053	10
International Real Estate Securities	113,168	–	10,769	–	86,009	–	2,046	39,727	–	27	–
Managed Futures Strategy	21	–	36	17	16	–	7	933	–	6	6
Real Estate Securities	221,232	9,137	58,887	673	168,138	1,736	11,188	67,110	946	505	256

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Commodity Strategy Fund(a)	Dynamic Allocation Fund	International Real Estate Securities Fund	Managed Futures Strategy Fund(b)	Real Estate Securities Fund

$1,380,941	$2,926,070	$—	$—	$—
15,515	819,205	6,851,852	—	7,932,985
1,396,456	3,745,275	6,851,852	—	7,932,985

2,580,007	2,633,841	1,529,593	23,496	2,658,338
343,493	376,159	127,809	968	249,879
421,882	598,168	123,937	74	289,929
75,749	51,693	13,874	8,572	26,408
87,507	67,149	46,193	53,191	42,071
79,143	38,213	89,002	15,945	39,410
75,539	44,067	36,972	17,952	45,980
8,771	8,325	8,025	7,956	8,452
—	—	—	90,293	—
—	—	—	12,000	—
—	—	—	—	5,909
—	—	—	—	5,909
12,073	10,092	8,543	4,637	12,148
3,684,164	3,827,707	1,983,948	235,084	3,384,433
(128,990)	(61,039)	(154,755)	(208,197)	(168,637)
3,555,174	3,766,668	1,829,193	26,887	3,215,796
(2,158,718)	(21,393)	5,022,659	(26,887)	4,717,189

2,048,668	214,673	(3,641,559)	—	10,594,711
—	—	—	—	55,570,222
(1,617,157)	8,738,449	—	(124,965)	—
(154,098,915)	3,407,255	—	(4,769)	—
—	—	—	(142,647)	—
—	(99,779)	(2,823)	23,231	—

58,673	4,451,047	48,801,313	—	2,891,388
536,279	2,552,665	—	(100,416)	—
49,066,352	(490,774)	—	33,377	—
—	—	—	(42,281)	—
—	(10,635)	(28,406)	(135)	—
(104,006,100)	18,762,901	45,128,525	(358,605)	69,056,321
$(106,164,818)	$18,741,508	$50,151,184	$(385,492)	$73,773,510

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statements of Changes in Net Assets

	Absolute Return Tracker Fund		Commodity Strategy Fund(a)
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income (loss)	$(10,291,510)	$(18,259,586)	$(2,158,718)	$(3,424,287)
Net realized gain (loss)	9,240,842	(19,965,640)	(153,667,404)	70,979,452
Net change in unrealized gain (loss)	12,629,035	(33,377,307)	49,661,304	(76,724,505)
Net increase (decrease) in net assets resulting from operations	11,578,367	(71,602,533)	(106,164,818)	(9,169,340)

Distributions to shareholders:
From net investment income
Class A Shares	—	—	(1,459,480)	(3,791,752)
Class B Shares	—	—	—	—
Class C Shares	—	—	(76,187)	(261,717)
Institutional Shares	—	—	(5,327,734)	(15,994,032)
Service Shares	—	—	—	—
Class IR Shares	—	—	(100,989)	(501,802)
Class R Shares	—	—	(7,629)	(16,064)
From net realized gains
Class A Shares	—	(6,383,619)	—	—
Class C Shares	—	(811,990)	—	—
Institutional Shares	—	(16,722,585)	—	—
Class IR Shares	—	(209,827)	—	—
Class R Shares	—	(15,733)	—	—
From capital
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Institutional Shares	—	—	—	—
Class IR Shares	—	—	—	—
Total distributions to shareholders	—	(24,143,754)	(6,972,019)	(20,565,367)

From share transactions:
Proceeds from sales of shares	799,140,210	1,469,079,630	705,403,915	719,159,719
Reinvestment of distributions	—	18,608,561	5,553,175	17,225,195
Cost of shares redeemed	(1,048,714,540)	(866,777,047)	(314,613,044)	(603,265,935)
Cost of shares redeemed in connection with in-kind redemptions	—	—	—	—
Net increase (decrease) in net assets resulting from share transactions	(249,574,330)	620,911,144	396,344,046	133,118,979
TOTAL INCREASE (DECREASE)	(237,995,963)	525,164,857	283,207,209	103,384,272

Net assets:
Beginning of period	1,886,376,480	1,361,211,623	909,522,638	806,138,366
End of period	$1,648,380,517	$1,886,376,480	$1,192,729,847	$909,522,638
Undistributed (distributions in excess of) net investment income (loss)	$(12,348,936)	$(2,057,426)	$(2,839,651)	$6,291,086

(a)	Statement of Changes in Net Assets for Commodity Strategy Fund is consolidated and includes the balances of Goldman Sachs Cayman Commodity Fund, Ltd. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Commenced operations on February 29, 2012.
(c)	Includes cash received in connection with in-kind redemption of $3,219,329.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Dynamic Allocation Fund		International Real Estate Securities Fund		Managed Futures Strategy Fund	Real Estate Securities Fund
For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Period Ended June 30, 2012(b) (Unaudited)	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

$(21,393)	$(636,872)	$5,022,659	$8,442,249	$(26,887)	$4,717,189		$7,291,727
12,260,598	(8,606,056)	(3,644,382)	16,044,093	(249,150)	66,164,933		52,988,718
6,502,303	(973,830)	48,772,907	(93,373,222)	(109,455)	2,891,388		(6,849,841)
18,741,508	(10,216,758)	50,151,184	(68,886,880)	(385,492)	73,773,510		53,430,604

—	(695,703)	(792,280)	(3,111,520)	—	(1,802,533)		(2,546,078)
—	—	—	—	—	(10,509)		(23,312)
—	(58,166)	(9,770)	(50,095)	—	(77,840)		(109,456)
—	(1,322,252)	(2,189,689)	(7,295,162)	—	(3,479,923)		(7,315,778)
—	—	—	—	—	(46,436)		(72,385)
—	(324,756)	(358)	(439)	—	(6,557)		(4,066)
—	—	—	—	—	(2,602)		(4,071)

—	(383,552)	—	—	—	—		—
—	(128,162)	—	—	—	—		—
—	(474,542)	—	—	—	—		—
—	(134,476)	—	—	—	—		—
—	(26)	—	—	—	—		—

—	—	—	(11,007)	—	—		—
—	—	—	(235)	—	—		—
—	—	—	(20,656)	—	—		—
—	—	—	(1)	—	—		—
—	(3,521,635)	(2,992,097)	(10,489,115)	—	(5,426,400)		(10,075,146)

854,430,331	467,627,548	31,882,860	78,325,722	7,582,064	51,590,981		129,546,580
—	3,388,823	2,791,135	9,868,121	—	5,043,626		9,501,147
(170,765,812)	(139,515,356)	(51,517,421)	(122,631,825)	(27)	(70,833,273)		(149,564,926)
—	—	—	—	—	(146,308,330	)(c)	—
683,664,519	331,501,015	(16,843,426)	(34,437,982)	7,582,037	(160,506,996)		(10,517,199)
702,406,027	317,762,622	30,315,661	(113,813,977)	7,196,545	(92,159,886)		32,838,259

477,967,859	160,205,237	268,457,897	382,271,874	—	587,181,267		554,343,008
$1,180,373,886	$477,967,859	$298,773,558	$268,457,897	$7,196,545	$495,021,381		$587,181,267
$(130,761)	$(109,368)	$(7,507,754)	$(9,538,316)	$(26,887)	$22,090		$731,301

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distribution to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$8.79	$(0.06)	$0.10	$0.04	$—	$—	$—
2012 - C	8.56	(0.09)	0.09	— (c)	—	—	—
2012 - Institutional	8.90	(0.05)	0.11	0.06	—	—	—
2012 - IR	8.86	(0.05)	0.10	0.05	—	—	—
2012 - R	8.72	(0.07)	0.09	0.02	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	9.25	(0.12)	(0.23)	(0.35)	—	(0.11)	(0.11)
2011 - C	9.08	(0.18)	(0.23)	(0.41)	—	(0.11)	(0.11)
2011 - Institutional	9.34	(0.08)	(0.25)	(0.33)	—	(0.11)	(0.11)
2011 - IR	9.31	(0.09)	(0.25)	(0.34)	—	(0.11)	(0.11)
2011 - R	9.20	(0.14)	(0.23)	(0.37)	—	(0.11)	(0.11)
2010 - A	9.06	(0.13)	0.38	0.25	—	(0.06)	(0.06)
2010 - C	8.96	(0.19)	0.37	0.18	—	(0.06)	(0.06)
2010 - Institutional	9.11	(0.09)	0.38	0.29	—	(0.06)	(0.06)
2010 - IR	9.09	(0.10)	0.38	0.28	—	(0.06)	(0.06)
2010 - R	9.03	(0.14)	0.37	0.23	—	(0.06)	(0.06)
2009 - A	8.58	(0.12)	0.62	0.50	(0.01)	(0.01)	(0.02)
2009 - C	8.54	(0.19)	0.62	0.43	—	(0.01)	(0.01)
2009 - Institutional	8.60	(0.08)	0.62	0.54	(0.02)	(0.01)	(0.03)
2009 - IR	8.59	(0.11)	0.64	0.53	(0.02)	(0.01)	(0.03)
2009 - R	8.57	(0.14)	0.61	0.47	—	(0.01)	(0.01)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced May 30, 2008)	10.00	0.01	(1.43)	(1.42)	—	—	—
2008 - C (Commenced May 30, 2008)	10.00	(0.03)	(1.43)	(1.46)	—	—	—
2008 - Institutional (Commenced May 30, 2008)	10.00	0.04	(1.44)	(1.40)	—	—	—
2008 - IR (Commenced May 30, 2008)	10.00	0.04	(1.45)	(1.41)	—	—	—
2008 - R (Commenced May 30, 2008)	10.00	0.01	(1.44)	(1.43)	—	—	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(e)

$8.83	0.46%	$186,279	1.55	%(d)	1.59	%(d)	(1.43	)%(d)	43%
8.56	0.00	47,631	2.30	(d)	2.34	(d)	(2.18	)(d)	43
8.96	0.67	1,391,505	1.15	(d)	1.19	(d)	(1.03	)(d)	43
8.91	0.56	21,079	1.30	(d)	1.34	(d)	(1.18	)(d)	43
8.74	0.23	1,886	1.80	(d)	1.84	(d)	(1.68	)(d)	43

8.79	(3.77)	493,429	1.56		1.59		(1.31)		105
8.56	(4.50)	60,598	2.31		2.34		(2.06)		105
8.90	(3.51)	1,314,751	1.16		1.19		(0.88)		105
8.86	(3.63)	16,341	1.31		1.34		(1.02)		105
8.72	(4.00)	1,258	1.81		1.84		(1.54)		105
9.25	2.73	490,567	1.59		1.63		(1.39)		132
9.08	1.98	78,423	2.34		2.38		(2.13)		132
9.34	3.16	786,120	1.19		1.23		(0.97)		132
9.31	3.05	5,206	1.34		1.38		(1.12)		132
9.20	2.52	895	1.84		1.88		(1.60)		132
9.06	5.75	322,502	1.60		1.86		(1.36)		126
8.96	5.01	47,012	2.35		2.61		(2.13)		126
9.11	6.28	305,992	1.20		1.46		(0.93)		126
9.09	6.15	1,642	1.35		1.61		(1.18)		126
9.03	5.46	31	1.85		2.11		(1.60)		126

8.58	(14.20)	41,900	1.60	(d)	3.58	(d)	0.08	(d)	331
8.54	(14.60)	2,985	2.35	(d)	4.33	(d)	(0.68	)(d)	331
8.60	(14.00)	72,903	1.20	(d)	3.18	(d)	0.72	(d)	331
8.59	(14.10)	9	1.35	(d)	3.33	(d)	0.98	(d)	331
8.57	(14.30)	9	1.85	(d)	3.83	(d)	0.48	(d)	331

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS COMMODITY STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

			Income (loss) from investment operations			Distributions to shareholders
	Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A		$5.88	$(0.02)	$(0.47)	$(0.49)	$(0.04)		$—	$(0.04)
2012 - C		5.78	(0.04)	(0.47)	(0.51)	(0.03)		—	(0.03)
2012 - Institutional		5.89	(0.01)	(0.47)	(0.48)	(0.05)		—	(0.05)
2012 - IR		5.91	(0.01)	(0.49)	(0.50)	(0.04)		—	(0.04)
2012 - R		5.85	(0.03)	(0.47)	(0.50)	(0.04)		—	(0.04)

FOR THE FISCAL YEARS ENDED DECEMBER 31,

2011 - A		6.03	(0.04)	0.01	(0.03)	(0.12)		—	(0.12)
2011 - C		5.95	(0.08)	0.01	(0.07)	(0.10)		—	(0.10)
2011 - Institutional		6.04	(0.02)	—	(0.02)	(0.13)		—	(0.13)
2011 - IR		6.05	(0.02)	0.01	(0.01)	(0.13)		—	(0.13)
2011 - R		6.01	(0.05)	0.01	(0.04)	(0.12)		—	(0.12)
2010 - A		6.19	(0.02)	0.52	0.50	(0.66)		—	(0.66)
2010 - C		6.14	(0.06)	0.51	0.45	(0.64)		—	(0.64)
2010 - Institutional		6.19	— (d)	0.52	0.52	(0.67)		—	(0.67)
2010 - IR		6.20	(0.01)	0.53	0.52	(0.67)		—	(0.67)
2010 - R		6.18	(0.04)	0.52	0.48	(0.65)		—	(0.65)
2009 - A		5.40	0.02	0.91	0.93	(0.14)		—	(0.14)
2009 - C		5.38	(0.02)	0.90	0.88	(0.12)		—	(0.12)
2009 - Institutional		5.43	0.04	0.88	0.92	(0.16)		—	(0.16)
2009 - IR		5.40	0.05	0.90	0.95	(0.15)		—	(0.15)
2009 - R		5.40	— (d)	0.92	0.92	(0.14)		—	(0.14)
2008 - A		12.22	0.20	(6.19)	(5.99)	(0.21	)(e)	(0.62)	(0.83)
2008 - C		12.20	0.11	(6.18)	(6.07)	(0.13	)(e)	(0.62)	(0.75)
2008 - Institutional		12.26	0.25	(6.21)	(5.96)	(0.25	)(e)	(0.62)	(0.87)
2008 - IR		12.21	0.23	(6.18)	(5.95)	(0.24	)(e)	(0.62)	(0.86)
2008 - R		12.21	0.17	(6.18)	(6.01)	(0.18	)(e)	(0.62)	(0.80)

FOR THE PERIOD ENDED DECEMBER 31,
2007 - A (Commenced May 30, 2007)		10.00	0.19	2.22	2.41	(0.19)		—	(0.19)
2007 - C (Commenced May 30, 2007)		10.00	0.13	2.22	2.35	(0.15)		—	(0.15)
2007 - Institutional (Commenced May 30, 2007)		10.00	0.23	2.24	2.47	(0.21)		—	(0.21)
2007 - IR (Commenced November 30, 2007)		11.62	0.03	0.63	0.66	(0.07)		—	(0.07)
2007 - R (Commenced November 30, 2007)		11.62	0.02	0.64	0.66	(0.07)		—	(0.07)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	Includes distribution of capital of less than $0.005 per share.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(f)

$5.35	(8.42)%	$450,481	0.92	%(c)	0.94	%(c)	(0.65	)%(c)	344%
5.24	(8.91)	13,637	1.67	(c)	1.69	(c)	(1.40	)(c)	344
5.36	(8.32)	718,740	0.58	(c)	0.60	(c)	(0.31	)(c)	344
5.37	(8.49)	8,769	0.67	(c)	0.69	(c)	(0.40	)(c)	344
5.31	(8.68)	1,102	1.17	(c)	1.19	(c)	(0.90	)(c)	344

5.88	(0.56)	205,561	0.92		0.95		(0.61)		581
5.78	(1.26)	15,273	1.67		1.70		(1.36)		581
5.89	(0.41)	668,618	0.58		0.61		(0.27)		581
5.91	(0.28)	19,007	0.67		0.70		(0.37)		581
5.85	(0.83)	1,063	1.17		1.20		(0.87)		581
6.03	8.46	145,288	0.92		0.96		(0.34)		162
5.95	7.70	11,455	1.67		1.71		(1.10)		162
6.04	8.85	641,978	0.58		0.62		(0.02)		162
6.05	8.79	6,957	0.67		0.71		(0.23)		162
6.01	8.20	459	1.17		1.21		(0.63)		162
6.19	17.12	111,685	0.92		1.04		0.37		104
6.14	16.15	5,669	1.67		1.79		(0.35)		104
6.19	16.84	475,318	0.58		0.70		0.65		104
6.20	17.76	67	0.68		0.79		0.81		104
6.18	17.07	109	1.17		1.29		0.01		104
5.40	(49.23)	40,118	0.92		1.06		1.62		279
5.38	(49.66)	2,208	1.67		1.81		0.91		279
5.43	(48.96)	127,630	0.58		0.72		1.97		279
5.40	(49.14)	17	0.67		0.81		1.90		279
5.40	(49.39)	9	1.17		1.31		1.43		279

12.22	24.27	86,648	0.93	(c)	1.09	(c)	2.36	(c)	83
12.20	23.66	684	1.68	(c)	1.84	(c)	1.48	(c)	83
12.26	24.95	290,380	0.58	(c)	0.74	(c)	2.73	(c)	83
12.21	5.71	11	0.67	(c)	0.83	(c)	2.56	(c)	83
12.21	5.67	11	1.17	(c)	1.33	(c)	2.08	(c)	83

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$10.29	$(0.01)	$0.31	$0.30	$—	$—	$—
2012 - C	10.18	(0.05)	0.30	0.25	—	—	—
2012 - Institutional	10.35	0.02	0.30	0.32	—	—	—
2012 - IR	10.33	— (d)	0.31	0.31	—	—	—
2012 - R	10.28	(0.02)	0.31	0.29	—	—	—

FOR THE FISCAL YEAR ENDED DECEMBER 31,
2011 - A	10.54	(0.03)	(0.15)	(0.18)	(0.04)	(0.03)	(0.07)
2011 - C	10.47	(0.13)	(0.12)	(0.25)	(0.01)	(0.03)	(0.04)
2011 - Institutional	10.59	0.01	(0.16)	(0.15)	(0.06)	(0.03)	(0.09)
2011 - IR	10.57	(0.02)	(0.14)	(0.16)	(0.05)	(0.03)	(0.08)
2011 - R	10.52	(0.05)	(0.16)	(0.21)	—	(0.03)	(0.03)

FOR THE PERIOD ENDED DECEMBER 31,
2010 - A (Commenced January 5, 2010)	10.00	(0.04)	0.77	0.73	—	(0.19)	(0.19)
2010 - C (Commenced January 5, 2010)	10.00	(0.11)	0.77	0.66	—	(0.19)	(0.19)
2010 - Institutional (Commenced January 5, 2010)	10.00	(0.01)	0.79	0.78	—	(0.19)	(0.19)
2010 - IR (Commenced January 5, 2010)	10.00	(0.04)	0.80	0.76	—	(0.19)	(0.19)
2010 - R (Commenced January 5, 2010)	10.00	(0.07)	0.78	0.71	—	(0.19)	(0.19)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005 per share.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC ALLOCATION FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets (including interest and dividend expense for securities sold short)		Ratio of net expenses to average net assets (excluding interest and dividend expense for securities sold short)		Ratio of total expenses to average net assets (including interest and dividend expense for securities sold short)		Ratio of total expenses to average net assets (excluding interest and dividend expense for securities sold short)		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate (including securities sold short)(e)	Portfolio turnover rate (excluding securities sold short)(e)

$10.59	2.92%	$232,634	1.39	%(c)	1.39	%(c)	1.41	%(c)	1.41	%(c)	(0.10	)%(c)	116%	116%
10.43	2.46	70,732	2.14	(c)	2.14	(c)	2.16	(c)	2.16	(c)	(0.89	)(c)	116	116
10.67	3.09	815,632	0.99	(c)	0.99	(c)	1.01	(c)	1.01	(c)	0.29	(c)	116	116
10.64	3.00	61,365	1.14	(c)	1.14	(c)	1.16	(c)	1.16	(c)	0.09	(c)	116	116
10.57	2.82	11	1.64	(c)	1.64	(c)	1.66	(c)	1.66	(c)	(0.46	)(c)	116	116

10.29	(1.72)	165,877	1.39		1.39		1.47		1.47		(0.32)		297	297
10.18	(2.43)	56,025	2.14		2.14		2.22		2.22		(1.22)		297	297
10.35	(1.38)	199,083	0.99		0.99		1.07		1.07		0.08		297	297
10.33	(1.47)	56,972	1.14		1.14		1.22		1.22		(0.22)		297	297
10.28	(2.04)	10	1.64		1.64		1.72		1.72		(0.49)		297	297

10.54	7.29	43,222	1.41	(c)	1.39	(c)	2.13	(c)	2.11	(c)	(0.39	)(c)	180	175
10.47	6.59	8,567	2.16	(c)	2.14	(c)	2.88	(c)	2.86	(c)	(1.06	)(c)	180	175
10.59	7.80	84,928	1.01	(c)	0.99	(c)	1.73	(c)	1.71	(c)	(0.14	)(c)	180	175
10.57	7.60	23,477	1.16	(c)	1.14	(c)	1.88	(c)	1.86	(c)	(0.38	)(c)	180	175
10.52	7.10	11	1.66	(c)	1.64	(c)	2.38	(c)	2.36	(c)	(0.66	)(c)	180	175

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$4.94	$0.09		$0.85	$0.94	$(0.05)	$—	$—	$(0.05)
2012 - C	4.95	0.07		0.86	0.93	(0.03)	—	—	(0.03)
2012 - Institutional	4.84	0.10		0.83	0.93	(0.06)	—	—	(0.06)
2012 - IR	4.92	0.11		0.83	0.94	(0.06)	—	—	(0.06)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	6.32	0.13		(1.34)	(1.21)	(0.17)	—	—	(0.17)
2011 - C	6.34	0.08		(1.35)	(1.27)	(0.12)	—	—	(0.12)
2011 - Institutional	6.20	0.15		(1.32)	(1.17)	(0.19)	—	—	(0.19)
2011 - IR	6.30	0.15		(1.35)	(1.20)	(0.18)	—	—	(0.18)
2010 - A	6.01	0.22		0.51	0.73	(0.42)	—	—	(0.42)
2010 - C	5.98	0.16		0.54	0.70	(0.34)	—	—	(0.34)
2010 - Institutional	5.92	0.25		0.49	0.74	(0.46)	—	—	(0.46)
2010 - IR	6.00	0.27		0.48	0.75	(0.45)	—	—	(0.45)
2009 - A	5.14	0.14	(d)	1.56	1.70	(0.81)	—	(0.02)	(0.83)
2009 - C	5.10	0.10	(d)	1.54	1.64	(0.74)	—	(0.02)	(0.76)
2009 - Institutional	5.10	0.16	(d)	1.53	1.69	(0.85)	—	(0.02)	(0.87)
2009 - IR	5.14	0.15	(d)	1.56	1.71	(0.83)	—	(0.02)	(0.85)
2008 - A	10.85	0.15		(5.77)	(5.62)	—	—	(0.09)	(0.09)
2008 - C	10.80	0.10		(5.73)	(5.63)	—	—	(0.07)	(0.07)
2008 - Institutional	10.84	0.19		(5.82)	(5.63)	—	—	(0.11)	(0.11)
2008 - IR	10.81	0.17		(5.74)	(5.57)	—	—	(0.10)	(0.10)
2007 - A	12.01	0.16		(0.44)	(0.28)	(0.84)	(0.04)	—	(0.88)
2007 - C	11.98	0.07		(0.43)	(0.36)	(0.78)	(0.04)	—	(0.82)
2007 - Institutional	12.03	0.21		(0.45)	(0.24)	(0.91)	(0.04)	—	(0.95)
2007 - IR (Commenced November 30, 2007)	12.40	0.03		(0.77)	(0.74)	(0.81)	(0.04)	—	(0.85)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.15% of average net assets.
(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate

$5.83	19.04%	$94,998	1.52	%(c)	1.63	%(c)	3.18	%(c)	44%
5.85	18.53	2,158	2.27	(c)	2.38	(c)	2.40	(c)	44
5.71	19.25	201,581	1.12	(c)	1.23	(c)	3.58	(c)	44
5.80	19.08	37	1.27	(c)	1.38	(c)	3.89	(c)	44

4.94	(19.46)	83,295	1.53		1.64		2.15		67
4.95	(20.20)	1,980	2.28		2.39		1.37		67
4.84	(19.14)	183,167	1.13		1.24		2.56		67
4.92	(19.26)	16	1.28		1.39		2.59		67
6.32	12.73	140,955	1.53		1.62		3.74		69
6.34	12.08	3,157	2.28		2.37		2.78		69
6.20	13.10	238,149	1.13		1.22		4.19		69
6.30	13.07	10	1.28		1.37		4.46		69
6.01	33.46	128,398	1.53		1.62		2.48	(d)	115
5.98	32.47	4,370	2.28		2.37		1.79	(d)	115
5.92	33.46	206,999	1.13		1.22		2.82	(d)	115
6.00	33.74	6	1.28		1.37		2.70	(d)	115
5.14	(52.04)	127,811	1.53		1.60		1.77		96
5.10	(52.33)	5,175	2.28		2.35		1.20		96
5.10	(52.25)	162,396	1.13		1.20		2.21		96
5.14	(51.78)	5	1.28		1.35		2.11		96
10.85	(2.56)	599,660	1.54		1.58		1.24		86
10.80	(3.22)	16,999	2.29		2.33		0.56		86
10.84	(2.23)	620,012	1.14		1.18		1.64		86
10.81	(6.20)	9	1.29	(c)	1.33	(c)	0.23	(e)	86

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized loss	Total from investment operations
FOR THE PERIOD ENDED JUNE 30, (UNAUDITED)
2012 - A (Commenced February 29, 2012)	$10.00	$(0.05)	$(0.49)	$(0.54)
2012 - C (Commenced February 29, 2012)	10.00	(0.07)	(0.49)	(0.56)
2012 - Institutional (Commenced February 29, 2012)	10.00	(0.04)	(0.49)	(0.53)
2012 - IR (Commenced February 29, 2012)	10.00	(0.04)	(0.49)	(0.53)
2012 - R (Commenced February 29, 2012)	10.00	(0.06)	(0.49)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment loss to average net assets		Portfolio turnover rate(d)

$9.46	(5.40)%	$101	1.52	%(c)	9.09	%(c)	(1.52	)%(c)	—%
9.44	(5.60)	21	2.27	(c)	9.84	(c)	(2.27	)(c)	—
9.47	(5.30)	7,055	1.12	(c)	8.69	(c)	(1.12	)(c)	—
9.47	(5.30)	9	1.27	(c)	8.84	(c)	(1.27	)(c)	—
9.45	(5.50)	9	1.77	(c)	9.34	(c)	(1.77	)(c)	—

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$13.48	$0.12	$1.84	$1.96	$(0.15)	$—	$—	$(0.15)
2012 - B	13.43	0.06	1.84	1.90	(0.09)	—	—	(0.09)
2012 - C	13.22	0.06	1.81	1.87	(0.09)	—	—	(0.09)
2012 - Institutional	13.67	0.14	1.88	2.02	(0.18)	—	—	(0.18)
2012 - Service	13.57	0.11	1.84	1.95	(0.14)	—	—	(0.14)
2012 - IR	13.51	0.14	1.85	1.99	(0.17)	—	—	(0.17)
2012 - R	13.45	0.11	1.82	1.93	(0.13)	—	—	(0.13)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	12.47	0.13	1.08	1.21	(0.20)	—	—	(0.20)
2011 - B	12.45	0.02	1.08	1.10	(0.12)	—	—	(0.12)
2011 - C	12.26	0.03	1.06	1.09	(0.13)	—	—	(0.13)
2011 - Institutional	12.62	0.18	1.11	1.29	(0.24)	—	—	(0.24)
2011 - Service	12.55	0.11	1.10	1.21	(0.19)	—	—	(0.19)
2011 - IR	12.50	0.20	1.04	1.24	(0.23)	—	—	(0.23)
2011 - R	12.44	0.10	1.08	1.18	(0.17)	—	—	(0.17)
2010 - A	9.99	0.10	2.58	2.68	(0.20)	—	—	(0.20)
2010 - B	9.98	0.01	2.59	2.60	(0.13)	—	—	(0.13)
2010 - C	9.84	0.02	2.54	2.56	(0.14)	—	—	(0.14)
2010 - Institutional	10.09	0.15	2.61	2.76	(0.23)	—	—	(0.23)
2010 - Service	10.05	0.09	2.60	2.69	(0.19)	—	—	(0.19)
2010 - IR	10.00	0.18	2.54	2.72	(0.22)	—	—	(0.22)
2010 - R	9.97	0.08	2.57	2.65	(0.18)	—	—	(0.18)
2009 - A	8.25	0.21	1.75	1.96	(0.22)	—	—	(0.22)
2009 - B	8.25	0.16	1.74	1.90	(0.17)	—	—	(0.17)
2009 - C	8.15	0.16	1.71	1.87	(0.18)	—	—	(0.18)
2009 - Institutional	8.34	0.25	1.75	2.00	(0.25)	—	—	(0.25)
2009 - Service	8.31	0.21	1.74	1.95	(0.21)	—	—	(0.21)
2009 - IR	8.27	0.24	1.73	1.97	(0.24)	—	—	(0.24)
2009 - R	8.25	0.20	1.73	1.93	(0.21)	—	—	(0.21)
2008 - A	15.50	0.22	(6.50)	(6.28)	(0.26)	(0.59)	(0.12)	(0.97)
2008 - B	15.51	0.11	(6.49)	(6.38)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - C	15.34	0.11	(6.42)	(6.31)	(0.20)	(0.59)	(0.09)	(0.88)
2008 - Institutional	15.61	0.29	(6.55)	(6.26)	(0.29)	(0.59)	(0.13)	(1.01)
2008 - Service	15.59	0.23	(6.55)	(6.32)	(0.26)	(0.59)	(0.11)	(0.96)
2008 - IR	15.50	0.27	(6.50)	(6.23)	(0.29)	(0.59)	(0.12)	(1.00)
2008 - R	15.50	0.22	(6.53)	(6.31)	(0.24)	(0.59)	(0.11)	(0.94)
2007 - A	22.40	0.16	(3.61)	(3.45)	(0.31)	(3.14)	—	(3.45)
2007 - B	22.44	(0.04)	(3.58)	(3.62)	(0.17)	(3.14)	—	(3.31)
2007 - C	22.24	(0.02)	(3.56)	(3.58)	(0.18)	(3.14)	—	(3.32)
2007 - Institutional	22.51	0.25	(3.64)	(3.39)	(0.37)	(3.14)	—	(3.51)
2007 - Service	22.51	0.12	(3.62)	(3.50)	(0.28)	(3.14)	—	(3.42)
2007 - IR (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)
2007 - R (Commenced November 30, 2007)	19.47	(0.11)	(0.72)	(0.83)	—	(3.14)	—	(3.14)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Portfolio turnover rates exclude portfolio securities received as a result of in-kind subscriptions.
(e)	The ratio is not annualized as the Fund’s income for the year ended December 31, 2007 did not correlate to the income earned during the class’s period of operation due to timing of income recognition.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate

$15.29	14.56%	$187,026	1.44	%(c)	1.51	%(c)	1.65	%(c)	13	%(d)
15.24	14.16	1,745	2.19	(c)	2.26	(c)	0.85	(c)	13	(d)
15.00	14.20	12,195	2.19	(c)	2.26	(c)	0.89	(c)	13	(d)
15.51	14.79	288,614	1.04	(c)	1.11	(c)	1.88	(c)	13	(d)
15.38	14.48	4,528	1.54	(c)	1.61	(c)	1.56	(c)	13	(d)
15.33	14.75	560	1.19	(c)	1.26	(c)	1.91	(c)	13	(d)
15.25	14.48	354	1.69	(c)	1.76	(c)	1.50	(c)	13	(d)

13.48	9.79	166,917	1.44		1.51		0.98		46
13.43	8.89	1,850	2.19		2.26		0.13		46
13.22	8.91	10,954	2.19		2.26		0.22		46
13.67	10.32	402,103	1.04		1.11		1.38		46
13.57	9.71	4,670	1.54		1.61		0.83		46
13.51	9.99	443	1.19		1.26		1.57		46
13.45	9.51	245	1.69		1.76		0.74		46
12.47	27.07	161,065	1.44		1.50		0.95		59
12.45	26.18	2,923	2.19		2.25		0.13		59
12.26	26.18	10,907	2.19		2.25		0.21		59
12.62	27.67	373,776	1.04		1.10		1.33		59
12.55	26.99	5,345	1.54		1.60		0.83		59
12.50	27.39	90	1.19		1.25		1.50		59
12.44	26.80	237	1.69		1.75		0.78		59
9.99	25.12	138,409	1.44		1.55		2.76		114
9.98	24.20	4,058	2.19		2.30		2.08		114
9.84	24.09	8,192	2.19		2.30		2.08		114
10.09	25.48	356,025	1.04		1.15		3.18		114
10.05	24.84	5,589	1.54		1.65		2.73		114
10.00	25.39	7	1.19		1.30		3.07		114
9.97	24.81	116	1.69		1.80		2.44		114
8.25	(40.89)	129,634	1.44		1.51		1.60		39
8.25	(41.29)	4,742	2.19		2.26		0.81		39
8.15	(41.27)	7,208	2.19		2.26		0.90		39
8.34	(40.54)	247,916	1.04		1.11		2.19		39
8.31	(40.88)	4,389	1.54		1.61		1.72		39
8.27	(40.64)	6	1.19		1.26		2.04		39
8.25	(41.00)	7	1.69		1.76		1.76		39
15.50	(15.97)	317,274	1.45		1.49		0.71		42
15.51	(16.59)	12,074	2.20		2.24		(0.20)		42
15.34	(16.58)	16,065	2.20		2.24		(0.12)		42
15.61	(15.63)	413,030	1.05		1.09		1.12		42
15.59	(16.07)	7,262	1.55		1.59		0.53		42
15.50	(4.69)	10	1.19	(c)	1.23	(c)	(0.48	)(e)	42
15.50	(4.69)	10	1.69	(c)	1.73	(c)	(0.52	)(e)	42

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements

June 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Absolute Return Tracker	A, C, Institutional, IR and R	Diversified
Commodity Strategy, Dynamic Allocation and Managed Futures Strategy(a)	A, C, Institutional, IR and R	Non-diversified
International Real Estate Securities	A, C, Institutional and IR	Non-diversified
Real Estate Securities	A, B, C, Institutional, Service, IR and R	Non-diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.
(a)	Commenced operations February 29, 2012.

Class A Shares of the Absolute Return Tracker, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund are sold with a front-end sales charge of up to 4.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (the “Agreements”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Basis for Consolidation for the Commodity Strategy Fund — Goldman Sachs Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 2, 2009 and is currently a wholly-owned subsidiary of the Commodity Strategy Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 17, 2009, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of June 30, 2012, the Fund’s net assets were approximately $1,192,730,000, of which approximately $218,045,000, or approximately 18%, represented the Subsidiary’s net assets.

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized

GOLDMAN SACHS SELECT SATELLITE FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases /decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

E.  In-Kind Transactions — The Funds may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Funds’ valuation procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

F.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Managed Futures Strategy Fund have been amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Managed Futures Strategy Fund were expensed on the first day of operations.

G.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Absolute Return Tracker, Dynamic Allocation and Managed Futures Strategy	Annually	Annually
Real Estate Securities	Quarterly	Annually
Commodity Strategy and International Real Estate Securities	Semi-Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Commodity Strategy Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

H.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates

GOLDMAN SACHS SELECT SATELLITE FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

ii.  Mortgage Dollar Rolls — Mortgage dollar rolls are transactions whereby the Funds sell mortgage-backed securities and simultaneously contract with the same counterparty to repurchase similar securities on a specified future date. During the settlement period, the Funds will not be entitled to accrue interest and principal payments on the securities sold.

iii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

iv.  Commodity Index-Linked Structured Notes — Structured notes values are based on the price movements of a commodity index. These commodity index-linked structured notes are valued daily by the issuing counterparties under procedures approved by the trustees. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of commodities as well as other factors including liquidity, quality, maturity and other economic variables. These notes are subject to prepayment, credit and interest rate risks. These notes have an automatic redemption feature if the underlying index declines from the entrance date by the amount specified in the agreement. The Funds have the option to request prepayment from the issuer at any time. Interim payments received/(paid) are recorded as net realized gains (losses), and at maturity, or when a structured note is sold, the Funds record a realized gain or loss.

v.  When-Issued Securities and Forward Commitments — When-issued securities, including TBA (“To Be Announced”) securities, are securities that are authorized but not yet issued in the market and purchased in order to secure what is considered to be an advantageous price or yield to the Fund. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The purchase of

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Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement which may result in a realized gain or loss.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, the Funds agree to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

iii.  Swap Contracts — Swaps are marked to market daily using pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. A Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that the Funds as sellers of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Funds bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

Short Term Investments — Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are classified as Level 2 of the fair value hierarchy.

i.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements.

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds maintain pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

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Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$21,247,258	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	1,264,788,501	—	—
Common Stock and/or Other Equity Investments	70,048,410	—	—
Repurchase Agreements	—	205,800,000	—
Total	$1,334,836,911	$227,047,258	$—

Derivative Type
Assets(a)
Futures Contracts	$15,214,726	$—	$—
Forward Foreign Currency Exchange Contracts	—	639,469	—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(327,222)	$—

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Mortgage-Backed Obligations	$—	$329,401,070	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	428,491,371	57,424,433	—
Asset-Backed Securities	—	263,096	—
Government Guarantee Obligations	—	9,697,639	—
Short-term Investment	257,109,911	—	—
Total	$685,601,282	$396,786,238	$—
Liabilities
Fixed Income
Mortgage-Backed Obligations — Forward Sales Contracts	$—	$(138,544,222)	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$941,614	$—	$—
Interest Rate Swap Contracts	—	155,265	—
Total Return Swap Contracts	—	30,558,168	—
Total	$941,614	$30,713,433	$—
Liabilities(a)
Futures Contracts	$(635,135)	$—	$—
Interest Rate Swap Contracts	—	(41,053)	—

DYNAMIC ALLOCATION

Investment Type	Level 1	Level 2	Level 3
Assets
Fixed Income
Commodity Index Linked Structured Notes	$—	$38,213,666	$—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	206,503,195	—	—
Common Stock and/or Other Equity Investments	81,954,345	—	—
Short-term Investment	478,094,962	—	—
Total	$766,552,502	$38,213,666	$—

Derivative Type
Assets(a)
Futures Contracts	$8,007,983	$—	$—
Credit Default Swap Contracts	—	884,549	—
Liabilities(a)
Futures Contracts	$(2,086,411)	$—	$—
Credit Default Swap Contracts	—	(701,617)	—

INTERNATIONAL REAL ESTATE SECURITIES(b)

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$31,935,830	$264,744,797 (c)	$—

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Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

MANAGED FUTURES STRATEGY

Derivative Type	Level 1	Level 2	Level 3
Assets(a)
Futures Contracts	$5,789	$—	$—
Forward Foreign Currency Exchange Contracts	—	51,569	—
Interest Rate Swap Contracts	—	75,188	—
Total	$5,789	$126,757	$—
Liabilities(a)
Futures Contracts	$(106,205)	$—	$—
Forward Foreign Currency Exchange Contracts	—	(93,850)	—
Interest Rate Swap Contracts	—	(41,811)	—
Total	$(106,205)	$(135,661)	$—

REAL ESTATE SECURITIES

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stock and/or Other Equity Investments	$494,211,051	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	Transfers into Level 2 from Level 1 in the amount of $5,040,933 due to suspension of trading on a security.
(c)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of June 30, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$639,469		Payable for unrealized loss on forward foreign currency exchange contracts	$(327,222)
Equity	Unrealized gain on futures variation margin	14,911,205	(a)	—	—
Interest Rate	Unrealized gain on futures variation margin	303,521	(a)	—	—
Total		$15,854,195			$(327,222)

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4. INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Commodity	Receivable for unrealized gain on swap contracts	$30,558,168		—	$—
Interest Rate	Receivable for unrealized gain on swap contracts, Unrealized gain on futures variation margin	1,096,879	(a)	Payable for unrealized loss on swap contracts, Unrealized loss on futures variation margin	(676,188)	(a)(b)
Total		$31,655,047			$(676,188)

Dynamic Allocation
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$884,549		Payable for unrealized loss on swap contracts	$(701,617)	(b)
Equity	Unrealized gain on futures variation margin	7,541,608	(a)	Unrealized loss on futures variation margin	(7,825)	(a)
Interest Rate	Unrealized gain on futures variation margin	466,375	(a)	Unrealized loss on futures variation margin	(2,078,586)	(a)
Total		$8,892,532			$(2,788,028)

Managed Futures Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$51,569		Payable for unrealized loss on forward foreign currency exchange contracts	$(93,850)
Equity	Unrealized gain on futures variation margin	5,789	(a)	Unrealized loss on futures variation margin	(106,205)	(a)
Interest rate	Receivable for unrealized gain on swap contracts	75,188		Payable for unrealized loss on swap contracts	(41,811)	(b)
Total		$132,546			$(241,866)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(b)	Aggregate of amounts include $41,053, $701,617 and $41,811 for the Commodity Strategy, Dynamic Allocation and Managed Futures Strategy Funds, respectively, which represent the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Funds’ performance, their failure to pay on its obligations or failure to pledge collateral. Such amounts do not include incremental charges directly associated with the close-out of the agreements. They also do not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Funds are entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such

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Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Absolute Return Tracker
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(2,879,754)	$1,340,112	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	13,577,688	13,354,517	5,767
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(7,598,106)	1,852,466	1,325
Total		$3,099,828	$16,547,095	7,101

Commodity Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Commodity	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(153,554,186)	$48,764,840	8
Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(2,161,886)	837,791	1,196
Total		$(155,716,072)	$49,602,631	1,204

Dynamic Allocation
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$3,407,255	$(490,774)	10
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(3,025,117)	7,187,672	1,991
Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	11,763,566	(4,635,007)	1,315
Total		$12,145,704	$2,061,891	3,316

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4. INVESTMENTS IN DERIVATIVES (continued)

Managed Futures Strategy
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(142,647)	$(42,281)	253
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(124,965)	(100,416)	83
Interest rate	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	(4,769)	33,377	7
Total		$(272,381)	$(109,320)	343

(a)	Average number of contracts is based on the average of month end balances for the period ended June 30, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate
Absolute Return Tracker	1.15%	1.04%	0.99%	0.97%	0.95%	1.10%	1.10%
Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.50	(1)
Dynamic Allocation	0.90	0.81	0.77	0.75	0.74	0.90	0.90
International Real Estate Securities	1.05	1.05	0.95	0.90	0.88	1.05	1.02	(2)
Managed Futures Strategy	1.00	0.90	0.86	0.84	0.82	1.00	1.00
Real Estate Securities	1.00	0.90	0.86	0.84	0.82	1.00	1.00

(1)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after the waivers.
(2)	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 2, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

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Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.50% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Commodity Strategy Fund’s management fee in an amount equal to the management fee paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2012, GSAM waived $478,326 of the Fund’s management fee.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended June 30, 2012, Goldman Sachs advised that it retained front end sales charges of approximately $1,900, $16,400, $34,800, $200, $0 and $3,500 for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual rate as follows: 0.19% (except for the Commodity Strategy Fund, which charges at an annual rate of 0.13%) of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), dividend and interest expenses on short sales, taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Absolute Return Tracker, Commodity Strategy, Dynamic Allocation, International Real Estate Securities, Managed Futures Strategy and Real Estate Securities Funds are 0.014%, 0.044%, 0.054%, 0.064%, 0.104% and 0.004%, respectively. These Other Expense reimbursements will remain in place through April 2, 2013 (April 29, 2013 for the Managed Futures Strategy Fund), and prior to such date GSAM may not terminate

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the arrangements without the approval of the trustees. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended June 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Absolute Return Tracker	$—	$277	$50	$327
Commodity Strategy	—	107	22	129
Dynamic Allocation	—	61	—	61
International Real Estate Securities	44	109	2	155
Managed Futures Strategy	—	207	1	208
Real Estate Securities	—	164	5	169

As of June 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees		Transfer Agent Fees		Total
Absolute Return Tracker	$1,509	$79		$86		$1,674
Commodity Strategy	492	99		73		664
Dynamic Allocation	553	104		69		726
International Real Estate Securities	258	20		21		299
Managed Futures Strategy	6	—	(a)	—	(a)	6
Real Estate Securities	406	50		40		496

(a)	Amount is less than $500.

G.  Line of Credit Facility — As of June 30, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2012, Goldman Sachs earned approximately $17,500 and $26,800 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Dynamic Allocation Funds, respectively.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of June 30, 2012, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Satellite Strategies Portfolio
Commodity Strategy	10%
International Real Estate Securities	29
Real Estate Securities	18

As of June 30, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 100% of the Class R Shares of the Dynamic Allocation Fund, approximately 18% of the Class IR Shares of the International Real Estate Securities Fund, and approximately 9%, 44%, 93%, 100% and 100%, of the Class A, Class C, Institutional Class, Class IR and Class R Shares, respectively, of the Managed Futures Strategy Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities (excluding in-kind transactions) for the six months ended June 30, 2012, were as follows:

Fund	Purchases of U.S. Government and Agency Obligations	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities (Excluding U.S. Government and Agency Obligations)
Absolute Return Tracker	$—	$44,939,682	$—	$39,737,433
Commodity Strategy	1,290,665,607	—	1,027,637,873	19,480,781
Dynamic Allocation	282,839,180	182,481,035	209,419,859	106,498,232
International Real Estate Securities	—	126,383,590	—	140,935,292
Managed Futures Strategy	—	—	—	—
Real Estate Securities	—	65,497,187	—	74,112,559

The proceeds from in-kind redemption transactions for the Real Estate Securities Fund were $143,089,001 for the six months ended June 30, 2012.

GOLDMAN SACHS SELECT SATELLITE FUNDS

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2011, the Funds’ capital loss carryovers and certain timing differences, on a tax-basis were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	International Real Estate Securities	Real Estate Securities
Capital loss carryovers:(1)
Expiring 2016	$—	$(16,303,834)	$—	$(336,773,705)	$—
Expiring 2017	—	(67,560,179)	—	(239,206,981)	(139,849,063)
Expiring 2018	—	—	—	(18,621,372)	—
Perpetual Short-term	(22,569,810)	—	(3,055,670)	(533,421)	—
Perpetual Long-term	(16,042,808)	(886,825)	—	—	—
Total capital loss carryovers	$(38,612,618)	$(84,750,838)	$(3,055,670)	$(595,135,479)	$(139,849,063)
Timing differences (post October losses/late year ordinary loss deferral/certain REIT dividends/straddle loss deferral)	$(5,305,708)	$(3,522,400)	$(4,543,520)	$(8,110,996)	$(202,683)

(1)	Expiration occurs on December 31 of the year indicated.

As of June 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker	Commodity Strategy	Dynamic Allocation	International Real Estate Securities	Real Estate Securities
Tax cost	$1,562,606,319	$1,080,736,246	$803,570,708	$291,537,683	$355,992,625
Gross unrealized gain	555,439	1,871,435	9,456,774	37,482,319	142,056,225
Gross unrealized loss	(1,277,589)	(220,161)	(8,261,314)	(32,339,375)	(3,837,799)
Net unrealized security gain (loss)	$(722,150)	$1,651,274	$1,195,460	$5,142,944	$138,218,426

As of June 30, 2012, the Managed Futures Strategy Fund did not have any aggregate security unrealized gains, losses or cost for U.S. federal income tax purposes.

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and foreign currency contracts, and differences related to the tax treatment of swap transactions, underlying fund investments, passive foreign investment companies and real estate investment trust investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional funds, including but not limited to: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) and active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Non-Diversification Risk — The Funds (except for the Absolute Return Tracker Fund) are non-diversified and are permitted to invest more of their assets in fewer issuers than “diversified” mutual funds. Thus, each Fund (except for the Absolute Return Tracker Fund) may be subject to greater risks than a fund that invests in a greater number of issuers.

Portfolio Concentration Risk — The Real Estate Securities Fund and the International Real Estate Securities Fund invest primarily in securities of issuers (non-U.S. issuers, in the case of International Real Estate Securities Fund) that are primarily engaged in or related to the real estate industry, and each Fund has a policy of concentrating its investments in the real estate industry. Therefore, investments in the Funds are subject to certain risks associated with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.

GOLDMAN SACHS SELECT SATELLITE FUNDS

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,677,257	$32,800,882	45,818,928	$421,045,260
Reinvestment of distributions	—	—	683,763	6,078,651
Shares redeemed	(38,705,487)	(342,113,021)	(43,379,206)	(391,160,377)
	(35,028,230)	(309,312,139)	3,123,485	35,963,534
Class C Shares
Shares sold	353,062	3,067,707	1,889,978	17,043,198
Reinvestment of distributions	—	—	61,820	535,368
Shares redeemed	(1,869,438)	(16,223,467)	(3,506,777)	(31,294,758)
	(1,516,376)	(13,155,760)	(1,554,979)	(13,716,192)
Institutional Shares
Shares sold	83,606,700	753,865,879	109,975,319	1,013,459,942
Reinvestment of distributions	—	—	1,307,665	11,768,983
Shares redeemed	(75,942,197)	(686,297,273)	(47,837,102)	(438,668,414)
	7,664,503	67,568,606	63,445,882	586,560,511
Class IR Shares
Shares sold	958,439	8,600,524	1,877,190	17,076,744
Reinvestment of distributions	—	—	23,444	209,827
Shares redeemed	(436,068)	(3,903,912)	(615,826)	(5,607,994)
	522,371	4,696,612	1,284,808	11,678,577
Class R Shares
Shares sold	91,426	805,218	50,247	454,486
Reinvestment of distributions	—	—	1,786	15,732
Shares redeemed	(19,974)	(176,867)	(5,050)	(45,504)
	71,452	628,351	46,983	424,714
NET INCREASE (DECREASE)	(28,286,280)	$(249,574,330)	66,346,179	$620,911,144

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Commodity Strategy Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	62,996,081	$356,734,180	30,971,502	$192,545,566
Reinvestment of distributions	176,948	1,082,945	502,558	3,172,797
Shares redeemed	(13,892,759)	(78,275,291)	(20,607,636)	(128,673,036)
	49,280,270	279,541,834	10,866,424	67,045,327
Class C Shares
Shares sold	353,861	2,042,457	1,779,613	11,291,761
Reinvestment of distributions	8,719	52,397	28,279	176,756
Shares redeemed	(404,346)	(2,344,755)	(1,089,099)	(6,614,242)
	(41,766)	(249,901)	718,793	4,854,275
Institutional Shares
Shares sold	59,737,075	343,217,181	74,902,783	468,773,365
Reinvestment of distributions	702,965	4,309,227	2,109,971	13,404,142
Shares redeemed	(39,846,148)	(221,494,092)	(69,820,838)	(436,178,237)
	20,593,892	126,032,316	7,191,916	45,999,270
Class IR Shares
Shares sold	502,157	3,050,057	7,137,902	45,761,044
Reinvestment of distributions	16,446	100,977	70,673	455,436
Shares redeemed	(2,103,573)	(12,291,021)	(5,141,505)	(31,659,006)
	(1,584,970)	(9,139,987)	2,067,070	14,557,474
Class R Shares
Shares sold	61,412	360,040	125,969	787,983
Reinvestment of distributions	1,255	7,629	2,585	16,064
Shares redeemed	(37,090)	(207,885)	(23,179)	(141,414)
	25,577	159,784	105,375	662,633
NET INCREASE	68,273,003	$396,344,046	20,949,578	$133,118,979

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Dynamic Allocation Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,059,039	$117,219,822	17,429,503	$184,521,114
Reinvestment of distributions	—	—	102,604	1,056,636
Shares redeemed	(5,209,358)	(54,757,966)	(5,512,333)	(57,737,555)
	5,849,681	62,461,856	12,019,774	127,840,195
Class C Shares
Shares sold	1,869,001	19,554,992	5,166,378	54,040,279
Reinvestment of distributions	—	—	17,926	182,750
Shares redeemed	(594,963)	(6,194,838)	(496,783)	(5,125,277)
	1,274,038	13,360,154	4,687,521	49,097,752
Institutional Shares
Shares sold	65,797,913	696,836,516	16,030,100	170,752,611
Reinvestment of distributions	—	—	163,160	1,690,179
Shares redeemed	(8,591,713)	(91,868,195)	(4,982,193)	(52,902,048)
	57,206,200	604,968,321	11,211,067	119,540,742
Class IR Shares
Shares sold	1,954,970	20,819,001	5,504,950	58,313,544
Reinvestment of distributions	—	—	44,417	459,233
Shares redeemed	(1,704,037)	(17,944,813)	(2,254,617)	(23,750,476)
	250,933	2,874,188	3,294,750	35,022,301
Class R Shares
Reinvestment of distributions	—	—	2	25
	—	—	2	25
NET INCREASE	64,580,852	$683,664,519	31,213,114	$331,501,015

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Real Estate Securities Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,039,515	$11,351,964	4,252,645	$25,992,069
Reinvestment of distributions	139,546	789,830	553,990	3,079,674
Shares redeemed	(2,747,950)	(15,209,106)	(10,237,476)	(60,835,271)
	(568,889)	(3,067,312)	(5,430,841)	(31,763,528)
Class C Shares
Shares sold	12,295	68,240	52,468	307,947
Reinvestment of distributions	1,390	7,894	7,353	40,813
Shares redeemed	(44,350)	(247,894)	(158,429)	(948,476)
	(30,665)	(171,760)	(98,608)	(599,716)
Institutional Shares
Shares sold	3,727,272	20,444,307	8,785,204	52,014,860
Reinvestment of distributions	359,109	1,993,053	1,241,843	6,747,194
Shares redeemed	(6,598,011)	(36,059,777)	(10,581,170)	(60,846,315)
	(2,511,630)	(13,622,417)	(554,123)	(2,084,261)
Class IR Shares
Shares sold	3,179	18,349	1,873	10,846
Reinvestment of distributions	63	358	84	440
Shares redeemed	(117)	(644)	(313)	(1,763)
	3,125	18,063	1,644	9,523
NET DECREASE	(3,108,059)	$(16,843,426)	(6,081,928)	$(34,437,982)

GOLDMAN SACHS SELECT SATELLITE FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Managed Futures Strategy

	For the Period Ended 6/30/2012(a) (Unaudited)

	Shares	Dollars

Class A Shares
Shares sold	10,727	$104,305
Shares redeemed	(2)	(22)
	10,725	104,283
Class C Shares
Shares sold	2,270	22,177
	2,270	22,177
Institutional Shares
Shares sold	744,881	7,435,582
Shares redeemed	(1)	(5)
	744,880	7,435,577
Class IR Shares
Shares sold	1,000	10,000
	1,000	10,000
Class R Shares
Shares sold	1,000	10,000
	1,000	10,000
NET INCREASE	759,875	$7,582,037

(a)	Commenced operations on February 29, 2012.

GOLDMAN SACHS SELECT SATELLITE FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Six Months Ended June 30, 2012 (Unaudited)			For the Fiscal Year Ended December 31, 2011

	Shares	Dollars		Shares	Dollars

Class A Shares
Shares sold	1,281,891	$18,461,330		3,003,379	$39,064,438
Shares converted from Class B(a)	4,243	62,010		14,161	181,970
Reinvestment of distributions	119,525	1,763,717		194,134	2,485,165
Shares redeemed	(1,559,018)	(22,480,622)		(3,742,167)	(48,757,830)
	(153,359)	(2,193,565)		(530,493)	(7,026,257)
Class B Shares
Shares sold	3,087	42,805		15,864	203,466
Shares converted to Class A(a)	(4,266)	(62,010)		(14,212)	(181,970)
Reinvestment of distributions	655	9,624		1,646	21,094
Shares redeemed	(22,718)	(329,693)		(100,433)	(1,290,476)
	(23,242)	(339,274)		(97,135)	(1,247,886)
Class C Shares
Shares sold	104,827	1,490,182		134,379	1,713,919
Reinvestment of distributions	4,392	63,511		6,963	87,428
Shares redeemed	(124,585)	(1,791,047)		(202,652)	(2,586,761)
	(15,366)	(237,354)		(61,310)	(785,414)
Institutional Shares
Shares sold	2,052,315	30,064,391		6,485,160	86,314,998
Reinvestment of distributions	212,594	3,182,712		529,993	6,873,591
Shares redeemed	(9,268,840)	(44,063,043)		(7,200,886)	(93,861,874)
Shares redeemed in connection with in-kind	(3,807,650)	(146,308,330	)(b)	—	—
	(10,811,581)	(157,124,270)		(185,733)	(673,285)
Service Shares
Shares sold	77,953	1,131,897		123,699	1,614,046
Reinvestment of distributions	1,005	14,903		1,992	25,732
Shares redeemed	(128,891)	(1,888,578)		(207,350)	(2,746,766)
	(49,933)	(741,778)		(81,659)	(1,106,988)
Class IR Shares
Shares sold	11,843	172,609		30,763	387,609
Reinvestment of distributions	444	6,557		325	4,066
Shares redeemed	(8,536)	(128,166)		(5,527)	(68,418)
	3,751	51,000		25,561	323,257
Class R Shares
Shares sold	15,543	227,767		18,880	248,104
Reinvestment of distributions	176	2,602		318	4,071
Shares redeemed	(10,725)	(152,124)		(20,021)	(252,801)
	4,994	78,245		(823)	(626)
NET DECREASE	(11,044,736)	$(160,506,996)		(931,592)	$(10,517,199)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Includes cash received in connection with in-kind redemption of $3,219,329.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund				Dynamic Allocation Fund				International Real Estate Securities Fund				Managed Futures Strategy(a)			Real Estate Securities Fund
Share Class	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 02/29/12	Ending Account Value 06/30/12	Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*
Class A
Actual	$1,000	$1,004.60		$7.73	$1,000	$915.80		$4.38	$1,000	$1,029.20		$7.01	$1,000	$1,190.40		$8.28	$1,000	$946.00	$4.93	$1,000	$1,145.60		$7.68
Hypothetical 5% return	1,000	1,017.16	+	7.77	1,000	1,020.29	+	4.62	1,000	1,017.95	+	6.97	1,000	1,017.30	+	7.62	1,000	1,017.30	7.62	1,000	1,017.70	+	7.22
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A	N/A	1,000	1,141.60		11.66
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A	N/A	1,000	1,013.97	+	10.97
Class C
Actual	1,000	1,000.00		11.44	1,000	910.90		7.93	1,000	1,024.60		10.77	1,000	1,185.30		12.33	1,000	944.00	7.35	1,000	1,142.00		11.66
Hypothetical 5% return	1,000	1,013.43	+	11.51	1,000	1,016.56	+	8.37	1,000	1,014.22	+	10.72	1,000	1,013.58	+	11.36	1,000	1,013.58	11.36	1,000	1,013.97	+	10.97
Institutional
Actual	1,000	1,006.70		5.74	1,000	916.80		2.76	1,000	1,030.90		5.00	1,000	1,192.50		6.11	1,000	947.00	3.63	1,000	1,147.90		5.55
Hypothetical 5% return	1,000	1,019.14	+	5.77	1,000	1,021.98	+	2.92	1,000	1,019.94	+	4.97	1,000	1,019.29	+	5.62	1,000	1,019.29	5.62	1,000	1,019.69	+	5.22
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A	N/A	1,000	1,144.80		8.21
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A	N/A	1,000	1,017.21	+	7.72
Class IR
Actual	1,000	1,005.60		6.48	1,000	915.10		3.19	1,000	1,030.00		5.75	1,000	1,190.80		6.92	1,000	947.00	4.12	1,000	1,147.50		6.35
Hypothetical 5% return	1,000	1,018.40	+	6.52	1,000	1,021.53	+	3.37	1,000	1,019.19	+	5.72	1,000	1,018.55	+	6.37	1,000	1,018.55	6.37	1,000	1,018.95	+	5.97
Class R
Actual	1,000	1,002.30		8.96	1,000	913.20		5.57	1,000	1,028.20		8.27	N/A	N/A		N/A	1,000	945.00	5.74	1,000	1,144.80		9.01
Hypothetical 5% return	1,000	1,015.91	+	9.02	1,000	1,019.05	+	5.87	1,000	1,016.71	+	8.22	N/A	N/A		N/A	1,000	1,016.06	8.87	1,000	1,016.46	+	8.47

(a)	Commenced operations on February 29, 2012.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Absolute Return Tracker	1.55%	N/A	2.30%	1.15%	N/A	1.30%	1.80%
Commodity Strategy	0.92	N/A	1.67	0.58	N/A	0.67	1.17
Dynamic Allocation	1.39	N/A	2.14	0.99	N/A	1.14	1.64
International Real Estate Securities	1.52	N/A	2.27	1.12	N/A	1.27	N/A
Managed Futures Strategy	1.52	N/A	2.27	1.12	N/A	1.27	1.77
Real Estate Securities	1.44	2.19	2.19	1.04	1.54	1.19	1.69

+	Hypothetical expenses are based on each Fund's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker, Goldman Sachs Commodity Strategy, Goldman Sachs Dynamic Allocation, Goldman Sachs International Real Estate Securities, Goldman Sachs Real Estate Securities and Goldman Sachs Managed Futures Strategy Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds (except for Managed Futures Strategy Fund, which commenced operations in 2012), as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), benchmark performance indices, comparable institutional composites managed by the Investment Adviser (in the case of the Commodity Strategy Fund) and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s (with the exception of the Managed Futures Strategy Fund, which commenced operations in 2012) expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees of the International Real Estate Securities Fund and limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds (except for the Managed Futures Strategy Fund, which commenced operations in 2012) and the Trust as a whole to the Investment Adviser and its affiliates;

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Real Estate Securities Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund (with the exception of the Managed Futures Strategy Fund, which commenced operations in 2012) to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information for each Fund prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s (with the exception of the Managed Futures Strategy Fund) investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

performance trends of the Funds (with the exception of the Managed Futures Strategy Fund) over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions. The Trustees also received information comparing the Commodity Strategy Fund’s performance to that of a comparable institutional composite managed by the Investment Adviser.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees observed that the Commodity Strategy Fund had placed in the top half of its peer group for the one- and three-year periods and had placed in the third quartile of its peer group for the five-year period ended March 31, 2012. The Independent Trustees noted that the Commodity Strategy Fund outperformed its benchmark index for the three-year period and underperformed its benchmark index for the one- and five-year periods ended March 31, 2012. They noted that the Real Estate Securities Fund had placed in the top quartile of its peer group and outperformed its benchmark index for the one-year period, but had placed in the bottom half of its peer group and underperformed its benchmark index for the three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees noted that the International Real Estate Securities Fund had placed in the bottom quartile of its peer group and underperformed its benchmark index for the one-, three-, and five-year periods ended March 31, 2012. They observed that the Absolute Return Tracker Fund had placed in the bottom half of its peer group and underperformed its benchmark index for the one- and three-year periods ended March 31, 2012. The Dynamic Allocation Fund had placed in the third quartile of its peer group and underperformed its benchmark index during the one-year period ended March 31, 2012, though the Independent Trustees observed that the Dynamic Allocation Fund was still relatively new, having launched in January 2010. The Independent Trustees observed that the International Real Estate Fund’s peer group (Global Real Estate) provides an imperfect performance comparison because it is dominated by funds that invest in all countries, while the International Real Estate Fund only invests in non-U.S. countries. In the same vein, they observed that the peer groups of the Commodity Strategy (Commodities Broad Basket) and Absolute Return Tracker Funds (Multialternative), and the peer group and benchmark index of the Dynamic Allocation Fund (World Allocation and 1-Month LIBOR, respectively), provided imperfect performance comparisons. With respect to the Real Estate Securities and International Real Estate Securities Funds (the “Real Estate Funds”), the Independent Trustees noted that in 2010 and 2011, the Investment Adviser had taken steps to rebuild the portfolio management team and incorporate it into the broader Fundamental Equity team, and indicated that they would continue to closely monitor the performance of the Real Estate Funds. They observed the changes in the Absolute Return Tracker Fund’s investment strategy in April 2012. The Independent Trustees noted that they had received assurances from the Investment Adviser’s senior management that measures would continue to be taken to address the Funds’ performance.

The Trustees noted that the Managed Futures Strategy Fund had launched on February 29, 2012 and did not yet have a meaningful performance history.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds (estimates were provided for the Managed Futures Strategy Fund). The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (or, in the case of Funds that commenced investment operations within a shorter period, since the year in which it commenced operations) comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee for the International Real Estate Securities Fund and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements that would have the effect of lowering total Fund expenses of the Dynamic Allocation, International Real Estate Securities and Real Estate Securities Funds, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds (with the exception of the Managed Futures Strategy Fund, which commenced operations in 2012). In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund (with the exception of the Managed Futures Strategy Fund) were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Absolute Return Tracker Fund	Commodity Strategy Fund	Dynamic Allocation Fund	International Real Estate Securities Fund	Real Estate Securities Fund	Managed Futures Strategy Fund
First $1 billion	1.15%	0.50%	0.90%	1.05%	1.00%	1.00%
Next $1 billion	1.04	0.50	0.81	1.05	0.90	0.90
Next $3 billion	0.99	0.45	0.77	0.95	0.86	0.86
Next $3 billion	0.97	0.43	0.75	0.90	0.84	0.84
Over $8 billion	0.95	0.42	0.74	0.88	0.82	0.82

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of the management fees of the International Real Estate Securities Fund and limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Real Estate Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Initial Approval of the Management Agreement on Behalf of the Managed Futures Strategy Fund

The Managed Futures Strategy Fund commenced investment operations on February 29, 2012, and the Trustees had considered, at a meeting held on October 19-20, 2011, (i) the initial appointment of the Investment Adviser to serve as the Fund’s investment adviser and (ii) the initial approval of the Management Agreement on behalf of the Fund. At that meeting, the Trustees considered, in addition to many of the above factors, the Investment Adviser’s (and its affiliates’) ability to provide services to the Fund. In this regard, the Trustees noted that, although the Fund was new, many of the portfolio personnel who would be providing services to the Fund were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Fund.

The Trustees considered the management fee to be paid by the Fund, and the Fund’s anticipated total expenses (both gross and net of expense limitations), along with the Fund’s anticipated assets under management. They also considered a report prepared by the Outside Data Provider, which compared the Fund’s anticipated total expenses to those of a peer group and category median. The Trustees also noted the Investment Adviser’s undertaking to limit certain expenses of the Fund to a specified level. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Fund, and therefore this type of fee comparison was not possible. The Trustees recognized that the Fund did not yet have profitability data to evaluate, but considered the Investment Adviser’s representations that (i) such data would be provided after the Fund had been operational for a reasonable period of time, and (ii) the Fund was not expected to be profitable to the Investment Adviser and its affiliates initially. They reviewed the proposed breakpoints in the management fee schedule and concluded that the breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels. The Trustees also considered the fees to be paid to Goldman Sachs in its capacity as the Fund’s transfer agent and distributor, along with other fall-out benefits that would potentially be received by the Investment Adviser and its affiliates.

The Trustees concluded, in the exercise of their business judgment, that the proposed management fee to be paid by the Fund would be reasonable in light of the services provided to it by the Investment Adviser and the Fund’s reasonably foreseeable asset levels, and that the Management Agreement should be approved on behalf of the Fund.

GOLDMAN SACHS SELECT SATELLITE FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market2

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[4]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide.

Pensions&Investments, June 2011.

[2]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[4]

Effective at the close of business June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 79663.MF.MED.TMPL/8/2012 SELSATSAR12/163.8K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 27, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 27, 2012